QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Celldex Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CELLDEX THERAPEUTICS, INC.
Perryville III Building
53 Frontage Road, Suite 220
Hampton, NJ 08827

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 18, 2020

To the Stockholders of
Celldex Therapeutics, Inc.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Celldex Therapeutics, Inc. (the "Company" or "we" or "us") will be held on June 18, 2020 beginning at 9:00 a.m. Eastern Time. In light of the coronavirus/COVID-19 outbreak and governmental decrees that in-person gatherings be postponed or canceled, and in the best interests of public health and the health and safety of our stockholders, employees and Board of Directors, we are planning to hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/CLDX2020. Unless we publicly announce a change in our plans in the manner described in the attached proxy statement, you will not be able to attend the Annual Meeting in person. If we elect to hold a physical meeting, it will be held at the offices of Lowenstein Sandler LLP, One Lowenstein Drive Roseland, NJ 07068. At the meeting, stockholders will act on the following matters to:

  •
  elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

  •
  ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020;

  •
  approve an amendment to our 2008 Stock Option and Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 1,900,000 shares to 4,133,333 shares and certain other administrative changes;

  •
  approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in this proxy statement; and

  •
  address any other matters that may properly come before the meeting.

        Only stockholders of record at the close of business on April 21, 2020 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

        Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

By Order of the Board of Directors
Sam Martin Chief Financial Officer and Secretary

May 4, 2020
Hampton, NJ

CELLDEX THERAPEUTICS, INC.
Perryville III Building
53 Frontage Road, Suite 220
Hampton, NJ 08827

PROXY STATEMENT

        This proxy statement contains information related to the Annual Meeting of Stockholders to be held on June 18, 2020 at 9:00 a.m. Eastern Time. In light of the coronavirus/COVID-19 outbreak and governmental decrees that in-person gatherings be postponed or canceled, and in the best interests of public health and the health and safety of our stockholders, employees and Board of Directors, we are planning to hold the Annual Meeting virtually via the Internet. Unless we publicly announce a change in our plans, in order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/CLDX2020 using the 16-digit control number on the notice, proxy card or voting instruction form that accompanied the proxy materials.

        Our Annual Meeting could be adjourned or postponed to another date and/or time. If the pandemic abates to the extent that the Company believes that it will be safe for all constituencies to attend in person, we may also determine to revert to our original plans to hold the Annual Meeting in person. If we make any such determination, we will announce plans for an in-person meeting in a press release that we will disseminate and file with the SEC and on the investor relations page of our website at www.celldex.com. In such event, our meeting would be held at the offices of Lowenstein Sandler LLP, One Lowenstein Drive, Roseland, NJ 07068 or at such other time and place to which the Annual Meeting may be adjourned or postponed. At this point, however, we expect to hold the Annual Meeting virtually via the Internet. A list of record holders of the Company's common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Perryville III Building, 53 Frontage Road, Suite 220, Hampton, New Jersey 08827, during normal business hours for ten days prior to the Annual Meeting. A list will also be available on the virtual meeting platform during the Annual Meeting.

        The enclosed proxy is solicited by the Board of Directors of Celldex Therapeutics, Inc. The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about May 4, 2020.

        Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 18, 2020.

        Our proxy materials, including our Proxy Statement for the 2020 Annual Meeting, 2019 Annual Report to Stockholders (which contains our Annual Report on Form 10-K) and proxy card, are available on the Internet at www.proxyvote.com.

 ABOUT THE MEETING

Why are we calling this Annual Meeting?

        We are calling the Annual Meeting to seek the approval of our stockholders to:

  •
  elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

  •
  ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020;

  •
  approve an amendment to our 2008 Stock Option and Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 1,900,000 shares to 4,133,333 shares and other administrative changes;

  •
  approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in this proxy statement; and

  •
  address any other matters that may properly come before the meeting.

What are the Board's recommendations?

        Our Board of Directors recommends that you vote:

  •
  FOR the election of each of the six director nominees;

  •
  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020;

  •
  FOR the approval of an amendment to our 2008 Stock Option and Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 1,900,000 shares to 4,133,333 shares and certain other administrative changes; and

  •
  FOR an advisory vote on the compensation of the Named Executive Officers as described in this proxy statement.

Who is entitled to vote at the meeting?

        Only stockholders of record at the close of business on the record date, April 21, 2020, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon. As of the record date, we had 18,082,050 outstanding shares of common stock.

Who can attend the meeting?

        All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. If, as we expect, the Annual Meeting is held virtually, attendance shall solely be via the Internet at www.virtualshareholdermeeting.com/CLDX2020 using the 16-digit control number on the notice, proxy card or voting instruction form that accompanied the proxy materials. In that event, stockholders will not be able to attend the Annual Meeting in person.

        The live webcast of the Annual Meeting will begin promptly at 9:00 am Eastern Time. Online access to the audio webcast will open approximately 10 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices' audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

        Stockholders may also vote, and submit written questions, during the Annual Meeting on www.virtualshareholdermeeting.com/CLDX2020. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in "street name" (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company's resources and ensure all stockholder questions are able to be addressed, we will respond to no more than one question from a single stockholder. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. We have retained Broadridge Financial Solutions to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.

        The following instructions apply in the event that we announce that we have changed our plans and intend to hold the meeting in person at the offices of Lowenstein Sandler LLP in Roseland, New Jersey: Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting. For security reasons, you must comply with our pre-registration requirements, you must present a form of government issued photograph identification on the day of the Annual Meeting, and you must arrive at least thirty minutes prior to the meeting in order to attend the Annual Meeting. If you are a stockholder of record and plan to attend the Annual Meeting, please contact Kathy Reamer by email at kreamer@celldex.com or by phone at 908-200-7500 ext. 7508 to register to attend the Annual Meeting. If you hold shares through an intermediary, such as a bank or broker, and you plan to attend, you must send a written request to attend either by regular mail or email, along with proof of share ownership, such as a bank or brokerage firm account statement, confirming ownership to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn: Kathy Reamer or kreamer@celldex.com. Attendance at the Annual Meeting will be limited to persons who pre-registered on or before June 12, 2020, who present a form of government-issued photograph identification on the day of the Annual Meeting and who arrive by 8:30 a.m. local time. The Rules of Conduct for the Annual Meeting would also apply, to the extent relevant, at an in-person meeting.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

        You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

        Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

        If you are a stockholder of record, to submit your proxy by telephone or via the Internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the Internet as instructed by your broker, bank or other nominee.

        You will have the right to vote at the Annual Meeting.

        If, as we expect, we hold the Annual Meeting remotely via the Internet, you will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/CLDX2020. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your notice, proxy card or voting instruction form to vote at our Annual Meeting if it is held remotely.

        If we change our plans, hold the meeting in person and you attend the Annual Meeting, you may vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting. In that case, you should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record. If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

What if I vote and then change my mind?

        You may revoke your proxy at any time before it is exercised by:

  •
  filing with the Secretary of the Company a notice of revocation;

  •
  sending in another duly executed proxy bearing a later date; or

  •
  attending the meeting and casting your vote in person.

        Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in "What vote is required to approve each proposal?" below.

What are "broker non-votes"?

        Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed "routine" by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed "non-routine" by the New York Stock Exchange. The determination of which proposals are deemed "routine" versus "non-routine" may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines a proposal to be "non-routine," failure to vote, or to instruct your broker how to vote any shares held for you in your broker's names will have the same effect as a vote against such proposal.

        A broker "non-vote" occurs when a proposal is deemed "non-routine" and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.

        The election of directors (Proposal No. 1), the approval of an amendment to our 2008 Stock Option and Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 1,900,000 shares to 4,133,333 shares (Proposal No. 3) and the advisory vote on the compensation of our Named Executive Officers (Proposal No. 4) are generally not considered to be "routine" matters, and brokers are not permitted to vote on those matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. The ratification of our independent registered public accounting firm (Proposal No. 2) is generally considered to be a "routine" matter, and hence your brokerage firm will be able to vote on Proposal No. 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

What vote is required to approve each proposal?

        Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes are not counted for the purpose of determining the number of votes cast and will therefore not have any effect with respect to any of the proposals.

        Assuming that a quorum is present, the following votes will be required:

  •
  With respect to the election of directors (Proposal No. 1), each nominee presented in Proposal 1 must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. If the number of votes "For" a nominee exceeds the number of votes "Withheld" (among votes properly cast in person or by proxy), then the nominee will be elected.

  •
  With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2), approval will require the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting.

  •
  With respect to the approval of an amendment to our 2008 Stock Option and Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 1,900,000 shares to 4,133,333 shares and certain other administrative changes; (Proposal No. 3), approval will require the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting.

  •
  With respect to the advisory vote on the compensation of our Named Executive Officers as disclosed in this proxy statement (Proposal No. 4), approval will require the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting.

        Holders of the common stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the meeting.

How are we soliciting this proxy?

        We are soliciting this proxy on behalf of our Board of Directors by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

 PROPOSAL 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING
AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY
ELECTED AND QUALIFIED

(Proposal No. 1)

        At the Annual Meeting, six directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

        It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board of Directors. In accordance with our by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. Each director nominee must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below.

Nominees for Election

        The persons listed below are our current directors and have been nominated for re-election (the "Director Nominees") to fill the six director positions to be elected by the holders of the common stock.

Directors	Age	Year First Became Director
Karen L. Shoos (Chair of the Board)	66	2001
Anthony S. Marucci (Chief Executive Officer)	58	2008
Keith L. Brownlie	67	2017
Herbert J. Conrad	87	2008
James J. Marino	70	2017
Harry H. Penner, Jr.	74	1997

        The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to Celldex by each Director Nominee.

Director Nominees

        Karen L. Shoos was appointed Chair of the Board of Directors in June 2019 and has been a director of Celldex since May 2001. Ms. Shoos is currently a consultant in international blood safety and since November 2015, Ms. Shoos has been the Director of Operations for the Maryland Tech Council Venture Mentoring Services Program. From May 2013 to September 2016, Ms. Shoos was Principal Investigator, AABB International Technical Assistance. From October 1994 to May 2013, Ms. Shoos was Chief Executive Officer of AABB. AABB is a professional standards setting and accrediting organization in the fields of blood and cellular therapies. Prior to AABB, from 1984 to 1994, Ms. Shoos held senior positions at the American Red Cross, including Acting Senior Vice

President, Biomedical Services (1993-1994) and Secretary and General Counsel (1990-1993). Prior to the American Red Cross, Ms. Shoos was a lawyer in private practice. Ms. Shoos earned her B.A. from Yale University and her J.D. from Case Western Reserve University.

        Anthony S. Marucci was appointed President and Chief Executive Officer of Celldex in September 2008 and as a director of Celldex in December 2008. Since May 2003, Mr. Marucci has held a number of roles with Celldex, including as a founder, Vice President, Chief Financial Officer, Treasurer and Secretary. In addition, he was Treasurer of Medarex, Inc. (now a part of Bristol-Myers Squibb Co.) from December 1998 to March 2004. Mr. Marucci held a series of senior financial positions at Medarex from December 1998 to May 2003. Mr. Marucci is a member of the Board of Trustees of BioNJ Inc. and also served as its Treasurer through 2010. Mr. Marucci is a member of the Board of the College of Business and Public Management at Kean University. Mr. Marucci received his M.B.A. from Columbia University and his M.H.L. from Brown University.

        Keith L. Brownlie became a director of Celldex in June 2017. Mr. Brownlie was employed by the accounting firm Ernst & Young LLP from 1974 to 2010. At Ernst & Young, he served as audit partner for numerous public companies and was the Life Sciences Industry Leader for the New York Metro Area. From 2010 until 2019, Mr. Brownlie served as a member of the board of directors and chairman of the audit committee of Soligenix, Inc., a publicly held biopharmaceutical company. From 2012 until 2019, Mr. Brownlie served as a member of the board of directors and served as the chairman of the audit committee of Phio Pharmaceuticals Corp. (formerly RXi Pharmaceuticals Corporation), a publicly held biopharmaceutical company. From 2011 to 2013, Mr. Brownlie also served as a member of the board of directors and served as the chairman of the audit committee of EpiCept Corporation, a publicly held biopharmaceutical company. From 2013 to 2014, Mr. Brownlie was a member of the board of directors and served as the chairman of the audit committee of Cancer Genetics, Inc., a publicly held biopharmaceutical company. Mr. Brownlie received a B.S. in Accounting from Lehigh University and is a Certified Public Accountant.

        Herbert J. Conrad became a director of Celldex in March 2008 upon consummation of the AVANT Merger. Mr. Conrad had been a director of Celldex Research since March 2004. Mr. Conrad was President of the U.S. Pharmaceuticals Division of Hoffmann-La Roche, Inc., a pharmaceutical company, from 1982 until his retirement in 1993. Mr. Conrad currently serves as Chairman of the Board of Matinas BioPharma Holdings, Inc., a publicly held biopharmaceutical company. Mr. Conrad serves as an Advisor to the Seaver Autism Center at Mount Sinai Hospital. In addition to serving on the board of directors of privately held biotechnology companies, Mr. Conrad has served as Chairman of the Board of Directors of Pharmasset, Inc., GenVec, Inc. and Bone Care International, Inc. Mr. Conrad has also served as director of Arbutus Biopharma Corporation and was a director and co-founder of Reliant Pharmaceuticals, Inc. He received B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University.

        James J. Marino became a director of Celldex in March 2017. Mr. Marino has served as a member of the board of directors of Onconova Therapeutics, Inc., a publicly held biopharmaceutical company, since July 2015 and is currently a member of their Audit Committee and Chair of their Compensation Committee. Prior to July 2015, Mr. Marino was a Partner at the global law firm of Dechert LLP for 28 years, where he served as Managing Partner of the Princeton Office. Previously, he served on the board of directors of Pharmacopeia Inc. and has worked in advisory capacities and on the boards of multiple non-profit organizations, including Robert Wood Johnson University Hospital. He currently serves on the Board of Trustees of Wake Forest University and Wake Forest University Baptist Medical Center. Mr. Marino received his B.A., M.B.A., and J.D. from Rutgers University.

        Harry H. Penner, Jr. has been a director of Celldex since January 1997 and was Chairman of AVANT prior to the consummation of the AVANT Merger. Mr. Penner has served as Chairman and Chief Executive Officer of Nascent BioScience, LLC, a firm engaged in the creation and development of new life science companies since 2001. From 1993 to 2001, Mr. Penner was President, Chief Executive Officer and Vice Chairman of Neurogen Corporation. From 1985 to 1993, Mr. Penner was an Executive Vice President of Novo Nordisk A/S, serving from 1988 to 1993 as Executive Vice President for North America and President, Novo Nordisk of North America, and from 1985 to 1988 as the company's Executive Vice President and General Counsel in Denmark. He has served as BioScience Advisor to the Governor and the State of Connecticut, as Co-Chairman of BioCT (formerly Connecticut United for Research Excellence), and as Chairman of the Connecticut Board of Governors of Higher Education and the Connecticut Technology Council. Mr. Penner is currently Chairman of the Board of CaroGen Corporation. Mr. Penner is also Chairman of the Board of Affinimark Technologies, Inc., NeuroCyte Therapeutics, Inc. and QCDx LLC, and a board member of OmaxHealth, Inc., all of which he is a founder. Mr. Penner received a B.A. from the University of Virginia, a J.D. from Fordham University, and an L.L.M. in International Law from New York University.

Family Relationships

        There are no family relationships among our Director Nominees, management and other key personnel.

The Board of Directors and Its Committees

Board of Directors

        We are currently managed by a six member Board of Directors, a majority of whom are "independent" as that term is defined in the applicable NASDAQ listing standards. Other than Mr. Marucci, each of our directors is deemed "independent" as that term is defined in the applicable NASDAQ listing standards. Our Board of Directors met five times in 2019. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served. Our annual meeting of stockholders is generally held to coincide with one of the Board's regularly scheduled meetings. We do not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although our directors typically attend the annual meeting. Each of the then current directors attended the 2019 Annual Meeting of Stockholders.

Audit Committee

        The Board of Directors has established an Audit Committee currently consisting of Keith L. Brownlie, Chair, James J. Marino and Harry H. Penner, Jr. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Each member of the Audit Committee is "independent" as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board has designated Mr. Brownlie as an "audit committee financial expert," as defined under the applicable rules of the SEC and the applicable NASDAQ listing standards. The Audit Committee met five times during 2019. Our Board has adopted an Audit Committee Charter, which is available for viewing at www.celldex.com.

Compensation Committee

        The Board of Directors has established a Compensation Committee currently consisting of James J. Marino, Chair, Herbert J. Conrad and Harry H. Penner, Jr. The primary function of the Compensation Committee is to assist the Board in the establishment of compensation for the Chief Executive Officer, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters. Each member of the Compensation Committee is "independent" as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. In 2019, the Compensation Committee engaged Radford, a part of Aon plc, to provide guidance on various aspects of the Company's board and executive compensation programs. The Compensation Committee has assessed the independence of Radford and concluded that no conflict of interests exists under applicable SEC rules. The Compensation Committee met nine times during 2019. Our Board has adopted a Compensation Committee Charter, which is available for viewing at www.celldex.com.

Nominating and Corporate Governance Committee

        The Board of Directors has established a Nominating and Corporate Governance Committee currently consisting of Herbert J. Conrad, Chair, Keith L. Brownlie and Karen L. Shoos. The primary function of the Nominating and Corporate Governance Committee is to assist the Board in reviewing, investigating and addressing issues regarding Board composition, policy and structure; membership on Board committees; and other matters regarding our governance. Each member of the Nominating and Corporate Governance Committee is "independent" as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Nominating and Corporate Governance Committee met six times during 2019. Our Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at www.celldex.com.

Director selection criteria

        The Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the appropriate mix of professional competencies, key attributes, skills and experiences required of board members to work together as a team to properly oversee our strategies and operations. The process followed by the Nominating and Corporate Governance Committee to evaluate any candidates whether identified or recommended by board members, management, members of the Nominating and Corporate Governance Committee, stockholders or other external sources, includes meeting from time to time to evaluate biographical information and background material relating to potential candidates to the Board and interviews of selected candidates by members of the Committee and the Board. All nominees must have, at a minimum, high personal and professional integrity, exceptional ability and judgment, and be effective in collectively serving the long-term interests of all stockholders, all as described above. Other qualifications that may be considered by the Committee are described in the Nominating and Corporate Governance Committee Charter.

        All board members are expected to possess certain key attributes necessary to creating a functional board: high personal and professional ethics, integrity and values; practical wisdom and mature judgment; an inquisitive and objective perspective; professional experience at a policy-making level in business, government, education or medicine; time availability for in-person participation at board and committee meetings; and a commitment to representing the long-term interests of our stockholders. We look for directors with professional competencies that include senior management operational experience, accounting and finance capabilities, deep industry-related experience, biologic development and manufacturing expertise, business development leadership, medical and scientific proficiencies, and government and public policy experience.

        Each of our directors brings unique perspectives and experiences to the Board of Directors and contributes in guiding and directing our strategies to meet our business objectives and to provide value to our stockholders. For example, Mr. Conrad, Mr. Marucci and Mr. Penner have all either currently or formerly been chief executive officers of life sciences companies and have experienced the challenges of such a position and completed a significant number of financing and business development transactions. Ms. Shoos has also formerly been chief executive officer of a healthcare-related company and has experienced the challenges of such a position in the highly regulated blood supply and cellular therapies sectors, which are similar to our regulated biologics industry. Mr. Marino, as partner at a large law firm, focused his practice on representing public and private life sciences companies and has extensive experience advising his clients in the full range of corporate, transactional, finance, compliance and governance matters. Mr. Brownlie, as partner at an international public accounting firm and leader of the firm's regional life sciences industry practice, and as chairman of the audit committees of other publicly traded biopharmaceutical companies, has developed a deep knowledge of the life sciences industry and the relevant public company accounting standards and regulations and is deemed a "Financial Expert" under the Sarbanes-Oxley Act as that term is defined by the SEC. Messrs. Brownlie and Conrad have many years of experience on the boards of directors of larger public pharmaceutical and life sciences companies.

        Independence is also an important selection criterion for nomination to our Board. Independent directors should be free of any relationship with us, our management, other directors or other parties that may impair, or appear to impair, the director's ability to make independent judgments. Independent directors must satisfy the criteria for independence established by NASDAQ. Currently all of our directors are independent except for our Chief Executive Officer, Mr. Marucci.

        Additionally, all board members are expected to act in our best interests and the best interests of our stockholders and to avoid any conflicts of interest in accordance with our Code of Business Conduct and Ethics. In selecting director nominees, the Nominating and Corporate Governance Committee seeks individuals who are free from conflicts of interest.

        Finally, candidates should be enthusiastic and excited about their service on our Board and working collaboratively with existing board members to create value for all of our stockholders.

Stockholder nominations for directorships

        Stockholders may propose a potential director candidate for consideration by the Nominating and Corporate Governance Committee by submitting their names and background to the Secretary of Celldex at Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and consider only such recommendations if appropriate biographical and other information is provided, as described below, on a timely basis. All security holder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the date on which our proxy statement is released to stockholders in connection with our annual meeting, and must include the following information:

  •
  the name and address of record of the security holder;

  •
  a representation that the security holder is a record holder of our securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

  •
  the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

  •
  a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating and Corporate Governance Committee Charter;

  •
  a description of any arrangements or understandings between the security holder and the proposed director candidate; and

  •
  the consent of the proposed director candidate to be named in the proxy statement relating to our annual meeting of stockholders and to serve as a director if elected at such annual meeting.

        Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or other persons, as described above and as set forth in its written charter.

Board Leadership Structure

        The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Nominating and Corporate Governance Committee considers the Board's leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of the Company's operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board. Currently, the roles of Chief Executive Officer and Chair of the Board are separate. Mr. Marucci, our Chief Executive Officer, is a member of our Board. Ms. Shoos, an independent director, serves as Chair of the Board. The Board believes that its current leadership structure provides independent board leadership, engagement and oversight.

        In addition, our independent committee chairs are responsible for leading committee meetings, determining committee meeting schedules, agenda and information flow, and reporting to the full Board on the committee's actions and areas of responsibilities.

Risk Oversight

        Our management is responsible for assessing and managing risk and the Board of Directors oversees and reviews certain aspects of our risk management processes. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management and its committees. The Board is responsible for overseeing risks related to our overall operations and strategy, including, among others, product development, potential asset acquisitions, financial reporting, business continuity (including succession planning) and reputational risks faced by us.

        The committees of the Board execute their oversight responsibility for risk management as follows:

  •
  The Audit Committee is responsible for overseeing our internal financial and accounting controls and the work performed by the independent registered public accounting firm. As part of its oversight function, the Audit Committee regularly discusses with management and the independent registered public accounting firm our major financial and controls-related risk exposures and steps that management has taken to monitor and control such exposures. The Audit Committee also reviews our risk management insurance programs.

  •
  The Compensation Committee is responsible for overseeing risks related to our cash and equity-based compensation programs and practices. As part of its oversight function, the Compensation Committee periodically discusses with the President and Chief Executive Officer as well as the Board of Directors, as necessary, the compensation plan for both executive officers and the independent directors, performance goals and objectives for the period and related achievement, peer group and other relevant compensation benchmarks and practices and other matters to ensure our compensation practices are in our best interest and that of our shareholders.

  •
  The Nominating and Corporate Governance Committee is responsible for overseeing risks related to the composition and structure of the Board of Directors and its committees and our corporate governance. In this regard, the Nominating and Corporate Governance Committee assesses the qualifications and independence of members of the Board, makes annual recommendations regarding Board and committee membership, and reviews any transactions between us and our officers, directors, affiliates of officers and directors or other related parties for conflicts of interest.

Corporate Governance Matters

        We have adopted a majority voting standard for uncontested elections of directors and eliminated the mandatory retirement age for directors. Since it is an uncontested election at this Annual Meeting, all director nominees are required to receive a number of "FOR" votes representing at least a majority of votes cast in the election. If such a director nominee fails to receive "FOR" votes representing at least a majority of votes cast and is an incumbent director, the by-laws require the director to promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating and Corporate Governance Committee of the Board would then be charged with making a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. In contested elections, where the number of nominees exceeds the number of directors to be elected, the plurality voting standard would continue to apply.

        In addition, upon the recommendation of our Nominating and Corporate Governance Committee, we adopted corporate governance guidelines which are available for viewing at www.celldex.com.

Stockholder Communications

        The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Celldex is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board of Directors as he considers appropriate.

        Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board of Directors to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board of Directors than communications regarding personal grievances, ordinary business matters and matters as to which Celldex tends to receive repetitive or duplicative communications.

        Stockholders who wish to send communications to the Board of Directors should address such communications to: The Board of Directors, Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attention: Secretary.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics is publicly available on our website at www.celldex.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our Directors or Executive Officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

Executive Officers

        The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position and Office
Anthony S. Marucci	58	President, Chief Executive Officer and Director
Tibor Keler, Ph.D.	61	Executive Vice President and Chief Scientific Officer
Sarah Cavanaugh	45	Senior Vice President, Corporate Affairs and Administration
Elizabeth Crowley	48	Senior Vice President and Chief Product Development Officer
Margo Heath-Chiozzi, M.D.	63	Senior Vice President, Regulatory Affairs
Sam Martin	49	Senior Vice President, Chief Financial Officer and Secretary
Ronald Pepin, Ph.D.	64	Senior Vice President and Chief Business Officer
Richard Wright, Ph.D.	56	Senior Vice President and Chief Commercial Officer
Diane C. Young, M.D.	64	Senior Vice President, Chief Medical Officer

        Anthony S. Marucci was appointed President and Chief Executive Officer of Celldex in September 2008 and as a director of the Company in December 2008. See Mr. Marucci's biography under Director Nominees above.

        Tibor Keler, Ph.D. became Executive Vice President and Chief Scientific Officer of Celldex in July 2014. Since May 2003, Dr. Keler has held a number of positions with Celldex, including as a founder, Senior Vice President and Chief Scientific Officer of Celldex, from March 2008 to July 2014, and Vice President, Research and Discovery and Chief Scientific Officer, from May 2003 to March 2008. In addition, he was Senior Director of Preclinical Development and Principal Scientist at Medarex from September 1993 to March 2004. Dr. Keler received his Ph.D. in Microbiology from the University of Pennsylvania.

        Sarah Cavanaugh became Senior Vice President, Corporate Affairs and Administration in June 2017. Ms. Cavanaugh served as Vice President, Investor Relations and Corporate Communications of Celldex from August 2012 to June 2017. Prior to Celldex, she served from 2007 to 2012 as a Vice President at MacDougall Biomedical Communications, a strategic communications and investor relations firm for the life sciences industry. Ms. Cavanaugh previously served as Director of Corporate Communications for Point Therapeutics, Inc., an oncology-focused biotech company, and Director of Corporate Communications for Fallon Community Health Plan, a leading Massachusetts managed care organization. She began her health care career at the American Cancer Society, holding various positions prior to completing her tenure there as Division Communications and Marketing Director for the Mid-South Division. Ms. Cavanaugh received her B.A. from the University of New Hampshire.

        Elizabeth Crowley became Senior Vice President and Chief Product Development Officer in August 2016. Ms. Crowley served as Senior Vice President, Product Development of Celldex from July 2014 to August 2016. Ms. Crowley joined Celldex in 2009 as Vice President, Clinical Development. Prior to that, she held several senior level roles at CuraGen Corporation, most recently serving as the Vice President of Development Operations. Ms. Crowley started her career at Bayer Corporation in

1992, holding various positions providing leadership of clinical research and project management prior to completing her tenure there as the Director of Global Study Audit Management. Ms. Crowley received her B.S. in Chemistry with a concentration in Business from Boston College.

        Margo Heath-Chiozzi, M.D.    became Senior Vice President, Regulatory Affairs in October 2017. Previously from 2003 until September 2017, Dr. Heath-Chiozzi served in roles of increasing responsibility at Bristol-Myers Squibb Company including Executive Director, Global Regulatory Sciences; Vice President, Global Regulatory Strategy; and Vice President, Global Submissions and Regulatory Policy. Prior to that, from 1995 to 2003, Dr. Heath-Chiozzi served in roles of increasing responsibility at Abbott Laboratories, including Medical Director, Pharmacogenetics; Senior Director, Global Marketed Product Development and Outcomes Research; and Global Project Head, Abbott/Millennium Obesity/Diabetes Alliance. Before joining Abbott, she was appointed to the University of Hawaii John A. Burns School of Medicine, where she served as Assistant Professor, and was concurrently Director of the HIV Research Clinical at the Queen's Medical Center as well as Director of the Women's Immunology Clinical at the Kapiolani Medical Center for Women and Children, in Honolulu. Dr. Heath-Chiozzi received her B.S. and M.D. from the University of Utah. She received further medical training in internal medicine at Duke University and completed fellowships in infectious disease at Brigham & Women's Hospital and Dana-Farber Cancer Institute in Boston.

        Sam Martin became Senior Vice President, Chief Financial Officer and Secretary in July 2017. Mr. Martin served as Vice President, Finance of Celldex from January 2015 to July 2017 and Senior Director, Finance of Celldex from August 2011 to January 2015. Mr. Martin joined Celldex as the Director of Financial Reporting, Planning and Analysis in 2009. Prior to joining Celldex, from 2000 to 2009, Mr. Martin served in roles of increasing responsibility at Alseres Pharmaceuticals, Inc., most recently serving as the Director of Finance and Corporate Compliance. Mr. Martin began his career at Ernst & Young LLP, holding various positions prior to completing his tenure as Audit Manager. Mr. Martin received an M.B.A. from Boston University, a B.S. from Skidmore College and is a Certified Public Accountant.

        Ronald Pepin, Ph.D. became Senior Vice President and Chief Business Officer of Celldex in July 2011. From June 2010 to April 2011, Dr. Pepin served as Vice President at Shire Pharmaceuticals. From August 2000 to December 2009, Dr. Pepin was Senior Vice President, Business Development at Medarex. Earlier in his career, Dr. Pepin was Executive Director of External Science and Technology at Bristol-Myers Squibb Company. Dr. Pepin received his B.A. from Tufts University and his Ph.D. in Genetics from Georgetown University.

        Richard Wright, Ph.D. became Senior Vice President and Chief Commercial Officer of Celldex in July 2015. Dr. Wright served as Vice President of Commercial Operations of Celldex from April 2012 to July 2015. From November 2010 to April 2012, Dr. Wright was Managing Director of Navigant Consulting, a global life sciences consulting practice. From September 2003 to October 2010, Dr. Wright held several senior leadership roles at Bristol-Myers Squibb including Senior Vice President of the U.S. ImmunoScience Division. Dr. Wright currently serves on the Scientific Advisory Board for the Seaver Foundation, a nonprofit organization supporting the Center for Autism Treatment and Research at Mount Sinai Hospital. Dr. Wright received his B.S. in Biological Sciences from Rutgers University and his M.S. and Ph.D. in Microbiology and Molecular Genetics from The University of Medicine and Dentistry of New Jersey (Rutgers University). He received an M.B.A. in Marketing and Finance from Columbia University.

        Diane C. Young, M.D. became Senior Vice President, Chief Medical Officer of Celldex in June 2019. Previously, from July 2015 until February 2019, Dr. Young served as Vice President, Chief Medical Officer of GTx, Inc. Prior to that, from 2002 to June 2015, Dr. Young served in roles of increasing responsibility at Novartis Oncology including Vice President, Head of Oncology Clinical Development and Medical Affairs, Latin America and Canada; Vice President, Global Head of Medical

Affairs, Oncology Business Unit; and Vice President, Global Head of Clinical Development Phase 2/3, Oncology Business Unit. Prior to that, from 1993 to 2002, Dr. Young served in roles of increasing responsibility at R.W. Johnson Pharmaceutical Research Institute including Vice President for Global Development and Senior Director, Clinical Research and Development. She also held roles at Sandoz Research Institute from 1991 to 1993 including Director of Clinical Research, Cytokine Development Unit and Associate Medical Director. From 1988 to 1990, she was Assistant Director, Clinical Investigation II at Hoffman-LaRoche, Inc. She received her A.B. in Biochemical Sciences from Harvard University and her M.D. from Harvard Medical School. She received further medical training in internal medicine at Johns Hopkins Hospital and Vanderbilt University Hospital and completed a fellowship in medical oncology at Dana-Farber Cancer Institute.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        Our Compensation Committee oversees and administers our executive compensation programs. The Committee's complete roles and responsibilities are set forth in the written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, www.celldex.com.

Overview

        Our executive compensation programs are designed to deliver compensation that is competitive with our peer group and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established goals and align the interests of our executives with our stockholders. We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve individual and/or corporate goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team.

        We describe below our compensation philosophy, policies and practices with respect to our (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers as of December 31, 2019, collectively referred to as our Named Executive Officers. In 2019, our Named Executive Officers were Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi, and Mr. Martin.

        As a biopharmaceutical company focusing on the development of a pipeline of drug candidates to treat cancer and other difficult-to-treat diseases and several immunotherapy technologies, we establish corporate goals that are designed to contribute to the development of our lead programs, ensure that we manage our cash effectively and have sufficient funding to complete near-term development activities for our lead drug candidates and, where appropriate, to pursue partnerships and collaborations through which we can leverage the value of our drug candidates. We seek to link the financial interests of our Named Executive Officers to those of our stockholders by tying compensation to the achievement of these strategic corporate goals, which we believe will drive long-term stockholder value. Each year we establish corporate goals, the achievement of which we believe are essential to the long-term success of our business.

        The Compensation Committee has adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of executive compensation of our peer group and the Radford Global Life Sciences Survey results. Executive compensation may be above or below the 50th percentile based on an executive's experience, scope of position, individual performance and company constraints. The Compensation Committee increased the annual base salary for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin by 4.0% to 5.5% in mid-2019, depending on the position.

        In November 2019 and January 2020, our Compensation Committee reviewed our performance relative to our 2019 corporate goals and concluded that we had achieved 75% of our pipeline development, business and financial operations goals, particularly with respect to the progress made in advancing our clinical programs. Our Compensation Committee approved annual bonus payments of 75% to 83% of the 2019 bonus target for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin, depending on the position. Further, stock options granted to our executive officers in 2019 have exercise prices equal to 100% of the fair value on the date of grant and vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter based on continued service. We believe that stock options structured in this manner encourage our executive officers to focus on increasing stockholder value and stock price appreciation over the long term and limit unnecessary risk taking behavior, while promoting retention.

        In 2019, we accomplished the following significant milestones during the year:

  •
  Continued progress in Phase 1 study of CDX-1140:  Dose-escalation in both the monotherapy and combination with CDX-301 cohorts were completed with an identified maximum tolerated dose and recommended Phase 2 dose of CDX-1140 at 1.5 mg/kg—one of the highest systemic dose levels in the CD40 agonist class. Interim data from this ongoing study presented in November 2019 demonstrated that CDX-1140 has the potential to successfully balance systemic doses for good tissue and tumor penetration with an acceptable safety profile and that the candidate has promising biological and clinical activity. The study was expanded to explore additional combination cohorts with mechanisms that we believe could be complementary or synergistic with CDX-1140, including a combination with KEYTRUDA® (pembrolizumab).

  •
  Continued progress in Phase 2 study of CDX-3379:  In June of 2019, data were presented that suggested that observed antitumor activity with CDX-3379 might be associated with somatic mutations in the FAT1 and NOTCH1, NOTCH2 or NOTCH3 (NOTCH1-3) genes—genes associated with tumor suppression. Based on these biomarker observations and the clinical activity observed in the ongoing Phase 2 study, the study was expanded to allow for an evaluation of the utility of biomarkers for patient selection. Enrollment is ongoing.

  •
  Initiated Phase 1 study of CDX-0159:  In 2019, we completed all activities to support the filing of an Investigational New Drug (IND) application for CDX-0159 and, in November 2019, the Phase 1a study was initiated in healthy volunteers.

  •
  Cash runway through 2021:  We ended 2019 with cash, cash equivalents and marketable securities of $64.4 million which we believe will enable us to fund our operating expenses and capital expenditure requirements into the first quarter of 2021. This guidance excludes anticipated proceeds from future sales of common stock under the Cantor agreement or other potential fundraising.

Independent Compensation Consultants

        The Compensation Committee believes that independent advice is important in developing Celldex's director and executive compensation programs and engages Radford, which is part of the Rewards Solutions practice at Aon plc, as its independent compensation consultant. In 2019, Radford provided advisory services in connection with the amendment and restatement of our 2008 Stock Option and Incentive Plan and 2004 Employee Stock Purchase Plan (the "Plans"), including an increase in the number of shares reserved for issuance under the Plans. Radford reports directly to the Committee and provides guidance on trends in executive and non-employee director compensation, the development of specific executive compensation programs, the composition of the Company's compensation peer group and other matters as directed by the Committee. The Company also participated in various Radford surveys in 2019. In 2019, Radford did not provide any other services to Celldex.

Data Used to Make Compensation Determinations

        In making decisions regarding the compensation of our executive officers, the Compensation Committee generally considers compensation and survey data for similarly situated executives at a comparison group of companies it considers our peer group. These comparison data are primarily used to gauge the reasonableness and competitiveness of executive compensation decisions.

        We draw upon a pool of talent that is highly sought after by large and established pharmaceutical and biotechnology companies as well as other development-stage life science companies, both within and outside our geographic areas. We believe that the compensation practices of our industry in general and of our select peer group in particular provide useful information to help us establish compensation practices that allow us to attract, retain, and motivate a highly talented executive team. We believe we must offer a compensation package to all of our officers and our other employees that is competitive with our peer group, as well as larger pharmaceutical and biotechnology companies from whom we frequently recruit. In addition, the comparator companies should be aligned with our current stage of development and have similar short and long-term growth objectives. In 2019, the Compensation Committee set the target level of total executive compensation, as well as the key elements of compensation, at the 50th percentile of our peer group, but then adjusted each of the elements based on an individual's performance and contribution to our strategic objectives. The Committee may need to adjust these levels in the future to attract or retain specific individuals.

        We review the levels of cash, equity and total compensation for all comparable officers in our peer group relative to the elements of compensation paid to our officers. In considering how these data relate to our existing compensation structure, we take into account our size, stage of development, performance and geographic location as compared to these peer companies, as well as what we know about the comparable scope of responsibilities of our officers versus those of comparable executives at such peer group companies. We used two primary market frames of reference (which we refer to as the "market") against which to compare our total executive compensation practices and levels and inform our decisions regarding compensation of our officers as follows:

  •
  Select Peer Group—A select group of national biotechnology companies at a similar stage of development as our company with similar headcount, R&D expense, market capitalization and in most cases, similar therapeutic targets, and

  •
  Radford Global Life Sciences Survey—A national survey of executive compensation levels and practices that covers approximately sixty executive positions in over 600 multinational life sciences organizations.

        We do not apply a specific weighting to either data source when making compensation comparisons. Instead, we develop competitive market guidelines using these data sources.

        We review our peer group each year to ensure continued relevance as we grow and develop, and the Compensation Committee approves our peer group prior to its adoption. In May 2018, the following peer group was approved by the Compensation Committee and used to inform our decisions affecting executive compensation in 2018. In 2019, the Compensation Committee reviewed the peer group and determined that the peer group remained an appropriate comparison for the Company.:

Achillion Pharmaceuticals, Inc.	Merrimack Pharmaceuticals, Inc.
Advaxis, Inc.	NewLink Genetics Corporation
Agenus Inc.	OncoMed Pharmaceuticals, Inc.
Ardelyx, Inc.	Protagonist Therapeutics, Inc.
aTyr Pharma, Inc.	Ra Pharmaceuticals, Inc.
Calithera Biosciences, Inc.	Selecta Biosciences, Inc.
Cidara Therapeutics, Inc.	Seres Therapeutics, Inc.
Cytokinetics, Incorporated	Syndax Pharmaceuticals, Inc.
Idera Pharmaceuticals, Inc.	Tocagen Inc.
Inovio Pharmaceuticals, Inc.

        In May 2018, this peer group consisted of public companies in the biopharmaceutical industry with product candidates generally in mid-stage development, with employee headcount average of 97 (range of 44 to 278), R&D expense average of $63 million and market capitalization average of $242 million. We believe that, as of May 2019, this list was representative of the companies with whom we generally compete for talent.

Administration and Objectives of Our Executive Compensation Program

        The Compensation Committee of the Board of Directors, which comprises independent, non-employee directors, is responsible for establishing and administering the policies governing the compensation of our employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of our strategic corporate goals and participation in our stock option program. The stock option grants are made in accordance with our 2008 Stock Option and Incentive Plan, as amended (the "2008 Plan"). The Compensation Committee is also responsible for the administration of our 2004 Employee Stock Purchase Plan, as amended (the "2004 Plan"), in which employees participate on a voluntary basis.

        Our Compensation Committee has designed our overall executive compensation program to achieve the following objectives:

  •
  attract and retain talented and experienced executives;

  •
  motivate and reward executives whose knowledge, skills and performance are critical to our success;

  •
  provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily towards performance-based rewards, based upon achievement of predetermined goals;

  •
  ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

  •
  foster a shared commitment among executives by aligning our and their individual goals; and

  •
  compensate our executives to manage our business to meet our near-term and long-term objectives.

        We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve these objectives. We determine the percentage mix of compensation structures that we think is appropriate for each of our executive officers. In general, the Compensation Committee believes that a substantial percentage of the compensation of our executive officers should be performance based. The Compensation Committee uses its judgment, experience and the recommendations of the chief executive officer (except for his own compensation) to determine the appropriate mix of compensation for each executive officer.

        In determining whether to adjust the compensation of any of our Named Executive Officers, we annually take into account the changes, if any, in the following:

  •
  market compensation levels;

  •
  the contributions made by each executive officer;

  •
  the performance of each executive officer;

  •
  the increases or decreases in responsibilities and roles of each executive officer;

  •
  the business needs of the Company with respect to each executive officer;

  •
  the relevance of each executive officer's experience to other potential employers; and

  •
  the readiness of each executive officer to assume a more significant role within the organization.

        In addition, with respect to new executive officers, we take into account their prior base salary and annual cash incentives, their expected contribution and our business needs. We believe that our executive officers should be fairly compensated each year relative to market pay levels within our industry.

Executive Compensation Components

        In order to both attract and retain experienced and qualified executives to manage us, the Compensation Committee's policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional incentive-based compensation through the payment of annual cash bonuses and the grant of stock-based incentive awards. This policy is designed to have a significant portion of each executive's total compensation be tied to our progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive's interest with those of our stockholders through equity incentive compensation.

        Our executive compensation program is primarily composed of base salary, incentive cash compensation payable on an annual basis and equity compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees, including medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan. Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in 2019 based on a number of factors including:

  •
  our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

  •
  the roles and responsibilities of our executives;

  •
  the individual experience and skills of, and expected contributions from, our executives;

  •
  the amounts of compensation being paid to our other executives; and

  •
  our executives' historical compensation.

        We discuss each of the primary elements of our executive compensation in detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

Base Salary

        Each executive officer (except the chief executive officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the chief executive officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. We have historically established base salaries for each of our executives based on many factors, including average salary increases expected in the biotechnology industry in the Boston, Massachusetts, New Haven, Connecticut and central New Jersey areas, competition in the marketplace to hire and retain executives, experiences of our Board members and leadership team with respect to salaries and compensation of executives in similarly situated companies in our industry and other similar industries, as well as additional factors which we believe enable us to hire and retain our leadership team in an extremely competitive environment. Our Compensation Committee annually reviews salary ranges and individual salaries for our executive officers and approved the following annual salaries for our Named Executive Officers:

	Annual Salary
Name	As of December 31, 2019	As of December 31, 2018	Increase $	Increase %
Anthony S. Marucci	$632,579	$608,249	$24,330	4.0%
Tibor Keler, Ph.D.	$451,831	$434,453	$17,378	4.0%
Elizabeth Crowley	$358,830	$343,330	$15,500	4.5%
Margo Heath-Chiozzi, M.D.	$386,250	$370,000	$16,250	4.4%
Sam Martin	$385,000	$365,000	$20,000	5.5%

Annual Performance-Based Cash Bonus

        We have designed our annual cash bonuses to reward our executive officers for their individual performance and their actual performance and contributions to our corporate goals for each year, as approved in advance by our Compensation Committee and Board of Directors. The corporate goals are allocated between specific product and financial performance targets. Achievement of our corporate goals was, in 2019, the primary factor considered by our Compensation Committee in determining the annual bonuses for our executive officers. However, the Compensation Committee retains discretion to adjust any individual bonus based on assessment of such individual's performance. Our performance-based bonus plan emphasizes the contributions of each of our executive officers to the achievement of our corporate goals.

        At the beginning of each calendar year, the Compensation Committee establishes annual corporate performance goals and target bonuses. In 2019, the Compensation Committee established target bonuses for each of our Named Executive Officers including 60% of base salary for Mr. Marucci, 40% of base salary for Dr. Keler, and 35% of base salary for Ms. Crowley, Dr. Heath-Chiozzi, and Mr. Martin. These target bonuses were consistent with the 2018 targets. Corporate goals are proposed by management, reviewed and approved by the Compensation Committee and also approved by the Board of Directors on an annual basis. The Compensation Committee considers and assigns a relative weight to appropriately focus efforts on corporate goals that are intended to enhance shareholder value.

        The Compensation Committee reviewed the 2019 corporate goals at meetings held in April, June and September 2019 to gauge our levels of achievement and to assess whether the corporate goals approved earlier in the year remained relevant and complete. In November 2019 and January 2020, prior to approving 2019 incentive bonuses, the Compensation Committee evaluated our 2019 performance by assessing if, and the extent to which, we achieved or failed to achieve the corporate goals approved by the Board of Directors for 2019. The Compensation Committee considered the 2019 performance and determined that we met 75% of our 2019 corporate goals for pipeline development and business and financial operations. Our corporate goals for 2019 and the level at which the Compensation Committee determined they were achieved are as follows:

2019 Corporate Goals		Relative Weight	2019 Achievement
Pipeline Development:		50	90%
CDX-1140
•	Complete monotherapy and CDX-301 combination dose escalation
•	Initiate enrollment in expansion cohorts and/or a new combination cohort
•	Present emerging data
CDX-3379
•	Deliver stage 1 results in Phase 2 Erbitux combination study in advanced head and neck squamous cell carcinoma
•	If data supports further development, initiate stage 2 enrollment
CDX-0159
•	Complete IND enabling activities and file an IND
•	Initiate Phase 1 healthy volunteer study
Earlier stage pipeline assets
•	Complete manufacturing and IND enabling activities for CDX-527 (bispecific) to support an IND filing in Q1-2020
•	Complete cell line development and proof of concept activities for the TAM program to support an IND filing in Q4-2020
Business and Financial Operations:		50	60%
•	Provide sufficient cash to extend runway through 2021
•	Bring in approved or clinical stage asset, as appropriate
•	Complete an out-licensing transaction, as acceptable

Totals:		100	75%

        At the Compensation Committee's January 2020 meeting, Mr. Marucci reviewed in detail the performance of each executive officer, excluding himself, and considered such individual's contributions to our success in 2019. Mr. Marucci's bonus recommendations were based on such individual performance assessments and the fact that the Company achieved 75% of its predetermined corporate goals in 2019 and each employee, including the executive officers, contributed to our success in achieving the 2019 corporate goals.

        The Compensation Committee discussed Mr. Marucci's recommendations for the Named Executive Officers and reviewed Mr. Marucci's performance for fiscal 2019. Based on Mr. Marucci's recommendations for each of the Named Executive Officers, the Compensation Committee's review of Mr. Marucci's performance and the Compensation Committee's determination that 75% achievement of the corporate goals for 2019, the Compensation Committee approved annual bonus payments of 75% to 83% of the 2019 bonus target for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin, depending on the position

        The Compensation Committee determined that annual incentive bonuses paid to the Named Executive Officers for 2019, were fair, reasonable and appropriate based on the factors described above.

Equity Compensation

        We also use stock options and equity-based incentive programs to attract, retain, motivate and reward our executive officers. Through our equity-based grants, we seek to align the interests of our executive officers with our stockholders, reward and motivate both near-term and long-term executive performance and provide an incentive for retention. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation have been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion.

        We have adopted an equity grant policy that formalizes how we grant equity awards by setting a regular schedule for granting equity awards in connection with the hiring or promotion of any of our employees, granting annual equity awards and granting equity awards to non-employee directors. Such policy also outlines grant approval requirements and specifies the vesting schedule and exercise prices for restricted stock units and stock option awards. We believe that this policy will mitigate the risk that issues or concerns would be raised in the future regarding the timing of grants of equity awards to our officers, directors and employees.

        All such grants to our Named Executive Officers are subject to prior approval by the Compensation Committee at a regularly scheduled meeting during the year. The date of grant and the fair market value of the award are based upon the date of the Compensation Committee meeting approving such grant. When granting equity-based awards, the Compensation Committee considers a number of factors in determining the amount of equity incentive awards, if any, to grant to our executives, including:

  •
  the existing levels of stock ownership among the executive officers relative to each other and to our employees as a whole;

  •
  previous grants of stock options to such executive officers;

  •
  vesting schedules of previously granted options;

  •
  the performance of the executives and their contributions to our overall performance;

  •
  an outside survey of stock option grants and restricted common stock awards in the biotechnology industry;

  •
  an internally prepared survey of similarly situated biotechnology companies' proxy statements;

  •
  personal knowledge of the Compensation Committee members regarding executive stock options and restricted common stock awards at comparable companies;

  •
  the financial statement impact of stock option awards on our results of operations; and

  •
  the amount and percentage of our total equity on a diluted basis held by our executives.

        Equity compensation awards to our Named Executive Officers consist of stock option awards. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with us. Stock options are earned on the basis of continued service to us and generally vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter. All historical option grants were made at what our Compensation Committee and Board of

Directors determined to be the fair market value of our shares of our common stock on the respective grant dates.

        On June 19, 2019, the Compensation Committee awarded stock options to all qualified employees, including stock options to purchase 100,000 shares, 60,000 shares, 43,000 shares, 43,000 shares, and 43,000 shares of our common stock to each of Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin, respectively.

Other Benefits

        We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan, in each case on the same basis as other employees. We provide a matching contribution under our 401(k) plan.

Employment Agreements and Post-Termination Compensation and Benefits

        We depend greatly on the intellectual capabilities and experience of our key executives. Our success is dependent on our ability to attract and retain highly skilled executives with significant experience in the biotechnology industry, particularly as we expand our activities in clinical trials, the regulatory approval process and sales and manufacturing. Therefore we enter into employment agreements with each of our Named Executive Officers.

        In general, each employment arrangement provides for cash severance, 100% acceleration of any unvested options, restricted stock and/or other equity awards and continuation of certain employee benefits in the event that an executive's employment is terminated within a one year period immediately following a change of control either without cause or by the executive for good reason. The cash severance consists of a single lump sum payment equal to (i) twenty-four (24) times the executive's highest monthly base compensation paid hereunder during the preceding twenty-four month period, plus (ii) 150% (200%, in the case of Mr. Marucci) of the highest one-year annual bonus actually received by the executive during the preceding two full fiscal years prior to the date of termination. We use a "double trigger" with respect to benefits that are to be provided in connection with a change of control. A change of control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause, death or disability or by the executive for good reason during the one year period immediately following the change of control. We believe a "double trigger" benefit maximizes shareholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk.

        In addition to the benefits that only accrue in connection with a change of control, our agreements with the Named Executive Officers provide for cash severance, 25% acceleration of unvested options (in the case of Mr. Marucci, Dr. Keler and Ms. Crowley), restricted stock and/or other equity awards and continuation of certain employee benefits if we terminate their employment with us without cause or they terminate their employment with us for good reason, as such terms are defined in the applicable agreement with the executive officer. The cash severance consists of a lump sum cash payment equal to 100% (200% in the case of Mr. Marucci) of the executive's then existing base salary. A further discussion of the terms and projected payments under each of these agreements is set forth below under the heading Potential Payments upon Termination of Employment or Change in Control.

Committee Consideration of the Company's 2019 Shareholder Advisory Vote on Executive Compensation

        At our 2019 Annual Meeting of Shareholders, approximately 83% of the shares voted at the meeting approved, on an advisory basis, the compensation of the Named Executive Officers. Given that a majority of the shares voted approved the 'say on pay' advisory proposal, the Committee did not implement specific changes and continued with its performance-based compensation philosophy and its balanced approach to various components of its compensation program. However, the Compensation Committee does monitor the results of the annual advisory 'say-on-pay' proposal and refers to such results as one of many factors considered in connection with the discharge of its responsibilities, although the Committee does not assign a quantitative weighting to any such factors.

 Summary Compensation Table

        The following summary compensation table reflects certain information concerning compensation for services in all capacities awarded to, earned by or paid during the years ended December 31, 2019, 2018 and 2017 to (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) our three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers as of December 31, 2019 (collectively, the "Named Executive Officers").

Name and Principal Position	Years	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Anthony S. Marucci	2019	619,478	284,661	—	208,580	—	—	15,601	1,128,320
President and Chief	2018	608,249	291,960	—	468,811	—	—	16,331	1,385,351
Executive Officer	2017	597,569	310,207	—	739,243	—	—	17,005	1,664,024
Tibor Keler., Ph.D.	2019	442,474	135,549	—	125,148	—	—	4,182	707,353
Executive Vice President and	2018	434,453	140,000	—	170,078	—	—	4,182	748,713
Chief Scientific Officer	2017	426,825	147,714	—	252,121	—	—	4,069	830,729
Elizabeth Crowley	2019	350,484	104,000	—	89,689	—	—	3,481	547,654
Senior Vice President and	2018	343,330	107,000	—	130,834	—	—	4,544	585,708
Chief Product Development	2017	337,302	105,000	—	127,617	—	—	4,481	574,400
Officer
Margo Heath-Chiozzi, M.D.(4)	2019	377,500	107,000	—	89,689	—	—	6,017	580,206
Senior Vice President, Regulatory	2018	370,000	107,000	—	119,922	—	—	5,832	602,754
Affairs
Sam Martin(5)	2019	374,231	103,000	—	89,689	—	—	8,097	575,017
Senior Vice President and	2018	327,615	115,000	—	172,256	—	—	7,375	622,246
Chief Financial Officer	2017	262,054	96,000	—	101,160	—	—	6,081	465,295

(1)
The amounts in the Bonus column include annual bonus amounts earned by each of our Named Executive Officers in 2019, 2018 and 2017.

(2)
The amounts in the Option Awards column reflect the dollar amounts for the aggregate grant date fair value in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) of stock option awards made in fiscal years ended December 31, 2019, 2018 and 2017 for annual awards pursuant to the 2008 Plan. For a discussion regarding the valuation of our stock option awards for financial statement reporting purposes, please refer to Note 2 in the Notes to the Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019. These amounts do not represent the actual amounts paid to the Named Executive Officers or the actual value that may be realized by the Named Executive Officers upon exercise of such stock options.

(3)
The amounts listed in the All Other Compensation column includes our matching contribution to the 401(k) Savings Plan of each Named Executive Officer and premiums paid for life insurance under our nondiscriminatory group plan for each Named Executive Officer. In addition, Mr. Marucci's compensation includes (i) the annual premium of $2,550 in 2019, 2018 and 2017 for a $1,000,000 term life insurance policy and (ii) $3,721, $4,668 and $5,485 for the personal use of a Company car in 2019, 2018 and 2017.

(4)
Dr. Heath-Chiozzi joined us on October 3, 2017.

(5)
On July 1, 2017, Mr. Martin was promoted to Senior Vice President and Chief Financial Officer. The amounts included above are for the full year ended December 31, 2017.

 Grants of Plan-Based Awards

        The following table provides information on stock options and stock awards granted in 2019 to each of our Named Executive Officers.

					All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Equity Incentive Plan Awards						Grant Date Fair Value of Stock and Option Awards ($)(2)
							Exercise or Base Price of Option Awards ($/Sh)(1)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Anthony S. Marucci	6/19/19					100,000	2.78	208,580
Tibor Keler, Ph.D.	6/19/19					60,000	2.78	125,148
Elizabeth Crowley	6/19/19					43,000	2.78	89,689
Margo Heath-Chiozzi, M.D.	6/19/19					43,000	2.78	89,689
Sam Martin	6/19/19					43,000	2.78	89,689

(1)
The exercise prices reflect the closing price of our common stock on the grant date.

(2)
The grant date fair values are generally the amount we would expense in our financial statements over the award's service period, but does not include a reduction for estimated forfeitures.

 Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth certain information regarding the stock option grants and stock awards to our Named Executive Officers at December 31, 2019. All share and per share amounts reflect the one for fifteen reverse stock split which became effective February 8, 2019.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Anthony S. Marucci(1)	0	100,000		2.78	6/19/29
Anthony S. Marucci(1)	26,874	44,791		9.02	6/13/28
Anthony S. Marucci(1)	19,789	11,876		34.80	6/15/27
Anthony S. Marucci(1)	27,706	3,959		70.80	6/8/26
Anthony S. Marucci	18,666	—		381.15	6/10/25
Anthony S. Marucci	18,666	—		201.75	6/4/24
Anthony S. Marucci	18,666	—		245.40	7/1/23
Anthony S. Marucci	18,666	—		85.35	9/12/22
Anthony S. Marucci	12,025	—		42.00	8/5/21
Anthony S. Marucci	10,932	—		67.50	1/21/20
Tibor Keler, Ph.D.(1)	—	60,000		2.78	6/19/29
Tibor Keler, Ph.D.(1)	9,748	16,251		9.02	6/13/28
Tibor Keler, Ph.D.(1)	6,748	4,051		34.80	6/15/27
Tibor Keler, Ph.D.(1)	9,448	1,351		70.80	6/8/26
Tibor Keler, Ph.D.	7,766	—		381.15	6/10/25
Tibor Keler, Ph.D.	7,766	—		201.75	6/4/24
Tibor Keler, Ph.D.	7,666	—		245.40	7/1/23
Tibor Keler, Ph.D.	7,666	—		85.35	9/12/22
Tibor Keler, Ph.D.	6,599	—		42.00	8/5/21
Tibor Keler, Ph.D.	5,999	—		67.50	1/21/20
Elizabeth Crowley(1)	—	43,000		2.78	6/19/29
Elizabeth Crowley(1)	7,500	12,500		9.02	6/13/28
Elizabeth Crowley(1)	3,415	2,051		34.80	6/15/27
Elizabeth Crowley(1)	4,723	676		70.80	6/8/26
Elizabeth Crowley	4,999	—		381.15	6/10/25
Elizabeth Crowley	2,065	—		201.75	6/4/24
Elizabeth Crowley	1,999	—		245.40	7/1/23
Elizabeth Crowley.	2,000	—		95.55	9/20/22
Elizabeth Crowley.	1,000	—		42.00	8/5/21
Elizabeth Crowley.	1,333	—		67.50	1/21/20
Margo Heath-Chiozzi, M.D.(1)	—	43,000		2.78	6/19/29
Margo Heath-Chiozzi, M.D.(1)	6,873	11,459		9.02	6/13/28
Margo Heath-Chiozzi, M.D.(1)	2,500	2,500		45.15	10/3/27
Sam Martin(1)	—	43,000		2.78	6/19/29
Sam Martin(1)	9,873	16,459		9.02	6/13/28
Sam Martin(1)	2,707	1,625		34.80	6/15/27
Sam Martin(1)	1,223	176		70.80	6/8/26
Sam Martin	1,399	—		381.15	6/10/25
Sam Martin	799	—		201.75	6/4/24
Sam Martin	500	—		245.40	7/1/23
Sam Martin	350	—		95.55	9/20/22
Sam Martin	68	—		42.00	8/5/21

(1)
25% of the options vest on the first anniversary of the grant date and the remainder vest quarterly (in equal amounts) over the subsequent 12 quarters.

 Option Exercises and Stock Vested

        The following table sets forth certain information regarding the number of option exercises in fiscal 2019 and the number of shares of stock issued under the 2008 Plan that vested in fiscal 2019 and the corresponding amounts realized by our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anthony S. Marucci	—	—	—	—
Tibor Keler, Ph.D.	—	—	—	—
Elizabeth Crowley	—	—	—	—
Margo Heath-Chiozzi, M.D.	—	—	—	—
Sam Martin	—	—	—	—

Employment Agreements

        The terms and conditions of the employment agreements of Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin are governed by written employment contracts which became effective on January 1, 2018. The employment agreements provide, among other things, for:

  •
  current annual base salary ($632,579 in the case of Mr. Marucci, $451,831 in the case of Dr. Keler, $358,830 in the case of Ms. Crowley, $386,250 in the case of Dr. Heath-Chiozzi and $385,000 in the case of Mr. Martin) or such greater amount as may from time to time be determined by the Board of Directors or the Compensation Committee thereof;

  •
  eligibility for an annual bonus with a current bonus target (60% of base salary in the case of Mr. Marucci, 40% of base salary in the case of Dr. Keler and 35% of base salary in the case of Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin);

  •
  a lump sum severance payment equal to 100% (200% in the case of Mr. Marucci only) of the executive's then-existing annual base salary in the event that the executive's employment is terminated without cause or the executive resigns "for good reason" (as defined in the employment agreement) and 25% accelerated vesting of any unvested equity awards (in the case of Mr. Marucci, Dr. Keler and Ms. Crowley); and

  •
  accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive's highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation "for good reason" by the executive within one year immediately following a change in control (as defined in the employment agreement).

        The employment agreements had an initial term through December 31, 2018 and shall automatically renew for additional one year terms unless either party gives ninety (90) days prior written notice of its intent not to renew. The Company may terminate the employment agreements without cause, on 90-days' prior notice, or for cause, subject to a 30-day cure period in certain circumstances.

 Pension Benefits

        None of our Named Executive Officers participate in qualified or nonqualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

        None of our Named Executive Officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

 Potential Payments Upon Termination of Employment or Change in Control

        Our Named Executive Officers have provisions in their employment agreements regarding severance upon certain termination events or acceleration of stock options in the event of our change of control or termination following a change of control. These severance and acceleration provisions are described in "Employment Agreements," and certain estimates of these change of control benefits are provided in the tables below.

        The following table describes the potential payments and benefits upon employment termination for our Named Executive Officers as if their employment had terminated as of December 31, 2019.

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason(1)	Termination by Celldex without cause(1)	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(2)
Anthony S. Marucci
Base Salary	$—	$1,265,158	$1,265,158	$—	$1,265,158
Bonus	—	—	—	—	583,920
Equity Awards Acceleration(3)	—	—	—	—	—
Continuation of Health Benefits	—	36,288	36,288	—	36,288

Total	$—	$1,301,446	$1,301,446	$—	$1,885,366

Tibor Keler, Ph.D.
Base Salary	$—	$451,831	$451,831	$—	$903,662
Bonus	—	—	—	—	210,000
Equity Awards Acceleration(3)	—	—	—	—	—
Continuation of Health Benefits	—	36,288	36,288	—	36,288

Total	$—	$488,119	$488,119	$—	$1,149,950

Elizabeth Crowley
Base Salary	$—	$358,830	$358,830	$—	$717,660
Bonus	—	—	—	—	160,500
Equity Awards Acceleration(3)	—	—	—	—	—
Continuation of Health Benefits	—	—	—	—	—

Total	$—	$358,830	$358,830	$—	$878,160

Margo Heath-Chiozzi, M.D.
Base Salary	$—	$386,250	$386,250	$—	$772,500
Bonus	—	—	—	—	160,500
Equity Awards Acceleration(3)	—	—	—	—	—
Continuation of Health Benefits	—	36,288	36,288	—	36,288

Total	$—	$422,538	$422,538	$—	$969,288

Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason(1)	Termination by Celldex without cause(1)	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(2)
Sam Martin
Base Salary	$—	$385,000	$385,000	$—	$770,000
Bonus	—	—	—	—	172,500
Equity Awards Acceleration(3)	—	—	—	—	—
Continuation of Health Benefits	—	36,288	36,288	—	36,288

Total	$—	$421,288	$421,288	$—	$978,788

(1)
Upon termination without cause or resignation for good reason, the employee is generally entitled to a lump sum payment equal to 100% (200% in the case of Mr. Marucci only) of the employee's then annual base salary, continuation of certain employee benefits and 25% accelerated vesting of any unvested equity awards.

(2)
The employee is generally entitled to accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive's highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation "for good reason" by the executive within one year immediately following a change in control (as defined in the employment agreement).

(3)
The exercise price of each unvested option outstanding was greater than $2.23 per share (the closing price on the last trading day of 2019).

CEO Pay Ratio

        As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median employee's annual total compensation to the annual total compensation of our principal executive officer.

        The purpose of this disclosure is to provide a measure of the equitability of pay within our company. We believe our compensation philosophy and process yield an equitable result for all of our employees. During fiscal 2019, the principal executive officer of Celldex was our Chief Executive Officer, Anthony S. Marucci. For 2019, the annual total compensation, using the same methodology we use for our named executive officers as set forth in the summary compensation table, for Mr. Marucci was $1,128,320, and for our median employee was $115,473, resulting in an estimated pay ratio of 10 to 1.

        In accordance with Item 402(u) of Regulation S-K, we identified the median employee by (i) determining our employee population as of December 31, 2018 (including all full-time, part-time, salaried, hourly, and seasonal employees, but excluding Mr. Marucci), (ii) calculating the total compensation for each employee for fiscal 2018 by aggregating (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) the bonus for 2018, and (C) the estimated accounting value of any equity awards granted during 2018, and (iii) ranking this compensation measure for our employees from lowest to highest. We do not believe that there has been any change in our employee population or employee compensation arrangements for fiscal 2019 that would result in a significant change to our pay ratio disclosure. As such, and as permitted by Item 402(u) of

Regulation S-K, we are using the same median employee for our pay ratio disclosure that we identified for our pay ratio disclosure for fiscal 2018.

        The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Director Compensation

        Effective June 2018, Directors who are not our employees are each entitled to receive a retainer fee of $40,000 each fiscal year ("Annual Retainer"). The Chair of the Board is entitled to receive an annual retainer fee of $30,000 in addition to his or her Annual Retainer and any retainer for committee service. The Chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors is entitled to receive an annual retainer fee of $15,000, $12,500 and $8,000, respectively, in addition to his or her Annual Retainer. Each committee member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (other than the Chairperson of a committee) will receive an annual retainer of $7,500, $6,250 and $4,000, respectively, in addition to his or her Annual Retainer. Stipends and retainers are paid in advance on a quarterly basis. The Directors shall be reimbursed for necessary travel and business expenses as incurred but will not receive any additional fees for attending meetings or calls of the Board of Directors.

        In June 2019, all non-employee directors received an annual stock option grant to purchase 4,500 shares of the Company's common stock following the Annual Meeting of Stockholders.

        The following table summarizes the annual compensation for our non-employee directors during 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Karen L. Shoos	66,228	—	9,386	—	—	—	75,614
Keith L. Brownlie	57,804	—	9,386	—	—	—	67,190
Herbert J. Conrad	53,054	—	9,386	—	—	—	62,440
James J. Marino	57,758	—	9,386	—	—	—	67,144
Harry H. Penner, Jr.	53,750	—	9,386	—	—	—	63,136

(1)
The amounts in the Option Awards column reflect the grant date fair value in accordance with U.S. GAAP of stock option awards made in 2019 to each of our non-employee directors for awards pursuant to the 2008 Plan subject to a vesting schedule whereby an equal number of the shares of common stock shall become vested and no longer be subject to risk of forfeiture (so long as the director remains a member of the Board as of such date). As of December 31, 2019, our non employee directors had the following stock options outstanding: Karen L. Shoos—11,918, Keith L. Brownlie—10,499, Herbert J. Conrad—11,918, James J. Marino—10,499 and Harry H. Penner, Jr.—11,918. For a discussion regarding the valuation of our stock option awards for financial statement reporting purposes, please refer to Note 2 in the Notes to the Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019. These amounts do not represent the actual amounts paid to the directors or the actual value that may be realized by the directors upon exercise of such stock options.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors is currently composed of the following three non-employee directors: James J. Marino, Chair, Herbert J. Conrad and Harry H. Penner, Jr. None of these Compensation Committee members was an officer or employee of us during the year. No Compensation Committee interlocks between us and another entity existed.

Risk Considerations

        We do not believe that our compensation practices and policies for our employees, including our executive officers, create risks or are likely to create risks that are reasonably likely to have a material adverse effect on our results of operations or financial condition. The Compensation Committee considered our strategic goals and operational practices and evaluated our incentive program design to assess whether these programs foster a business environment that might drive inappropriate decision-making or behavior. We are a biopharmaceutical company that is generating a pipeline of drug candidates to treat cancer and other difficult-to-treat diseases and do not yet generate earnings. While a significant portion of our executives' compensation is performance-based, we believe several features of our program mitigate inappropriate or excessive risk-taking that could harm shareholder value: we set performance goals that we believe are reasonable and set targets with payouts at multiple levels of performance, rather than an "all or nothing" approach. As discussed above in our Compensation Discussion and Analysis section we use a mix of performance goals in our annual and long-term incentive programs to align incentive compensation with a broad set of measures important to the creation of shareholder value.

 COMPENSATION COMMITTEE REPORT*

        Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussion of the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee: James J. Marino, Chair Herbert J. Conrad Harry H. Penner, Jr.

*
The foregoing report of the Compensation Committee is not to be deemed "filed" with the SEC (irrespective of any general incorporation language in any document filed with the SEC) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the SEC.

 REPORT OF THE AUDIT COMMITTEE*

        The undersigned members of the Audit Committee of the Board of Directors of Celldex submit this report in connection with the committee's review of the financial reports for the fiscal year ended December 31, 2019 as follows:

  1.
  The Audit Committee has reviewed and discussed with management the audited financial statements for Celldex for the fiscal year ended December 31, 2019.

  2.
  The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended, Communications with Audit Committees. That Auditing Standard requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

  3.
  The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm, the auditors' independence from management and Celldex including the matters in the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526.

        In addition, the Audit Committee considered whether the provision of tax or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Celldex's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the Securities and Exchange Commission.

Audit Committee: Keith L. Brownlie, Chair James J. Marino Harry H. Penner, Jr.

*
The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be "filed" with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information as of April 8, 2020 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company's current directors; (ii) each of the Named Executive Officers; (iii) the current executive officers; (iv) all of the executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's common stock.

        For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company's common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC's rules, shares of the Company's common stock issuable under options that are exercisable on or within 60 days after April 8, 2020 ("Presently Exercisable Options") are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.

        The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 17,857,589 shares of common stock outstanding as of April 8, 2020 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Business Address of Beneficial Owners*	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock(2)
5% Holders
Renaissance Technologies LLC	1,115,368	(3)	6.2%
800 Third Avenue
New York, NY 10022
Directors and Executive Officers
Keith L. Brownlie	6,110	(4)	**
Sarah Cavanaugh	18,186	(5)	**
Herbert J. Conrad	9,426	(6)	**
Elizabeth Crowley	30,118	(7)	**
Margo Heath-Chiozzi, M.D.	11,143	(8)	**
Tibor Keler, Ph.D.	68,739	(9)	**
James J. Marino	9,843	(10)	**
Sam Martin	19,907	(11)	**
Anthony S. Marucci	173,932	(12)	**
Harry H. Penner, Jr.	9,653	(13)	**
Ronald Pepin, Ph.D.	44,017	(14)	**
Karen L. Shoos	9,648	(15)	**
Richard Wright, Ph.D	25,180	(16)	**
Diane C. Young, M.D.	—		**
All Directors and Executive Officers as a group (14 persons)	435,902	(17)	2.4%

*
Unless otherwise indicated, the address is c/o Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827.

**
Less than 1%.

(1)
Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2)
Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date.

(3)
Based solely on information set forth in a Schedule 13G filed with the SEC by Renaissance Technologies LLC on February 12, 2020

(4)
Includes 5,666 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(5)
Includes 17,869 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(6)
Includes 7,085 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(7)
Includes 29,630 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(8)
Includes 11,143 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(9)
Includes 66,382 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(10)
Includes 5,666 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(11)
Includes 18,922 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(12)
Includes 169,494 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(13)
Includes 7,085 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(14)
Includes 44,017 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(15)
Includes 7,085 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(16)
Includes 24,972 shares of common stock underlying options which are or may be exercisable as of April 8, 2020 or 60 days after such date.

(17)
Please refer to footnotes 4 - 16.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Celldex's directors and executive officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2019, all reports required to be filed under Section 16(a) were filed on a timely basis.

Transactions with Related Persons

        It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with Celldex's business interest. This policy is included in our Code of Business Conduct and Ethics. All directors and officers of Celldex complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. Our Audit Committee's procedures for reviewing related party transactions are not in writing. Other than compensation arrangements for our Named Executive Officers and directors, which are described in the section entitled "Executive Compensation," since January 1, 2019, there have been no transactions or series of similar transactions to which we were a party or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" THE ELECTION OF THE DIRECTOR NOMINEES.

 PROPOSAL 2: RATIFY THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020

(Proposal No. 2)

        The Audit Committee has reappointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2020, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting of Stockholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions. Neither the accounting firm nor any of its members have any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

        The following table summarizes the fees for professional services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for each of the last two fiscal years:

Fee Category	2019	2018
	(In thousands)
Audit Fees	$644	$827
Audit-Related Fees	—	15
Tax Fees	—	21
All Other Fees	3	3

Total Fees	$647	$866

Audit Fees

        Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements, our 2018 audit of internal control over financial reporting, the review of our quarterly financial statements included in our Forms 10-Q, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our common stock and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees

        Audit-related fees in 2018 consist of fees for services performed related to our adoption of the new lease standard in the first quarter of 2019.

Tax Fees

        Tax fees in 2018 are associated with tax planning and research related activities.

All Other Fees

        All other fees consist of fees relating to an accounting research tool and disclosures database.

        The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to Celldex by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for Celldex if the "de minimis" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

        The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and All Other Fees as described above is compatible with maintaining PricewaterhouseCoopers LLP's independence and has determined that such services for fiscal years 2019 and 2018 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

        The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 1301, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants' communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audit financial statements be included in our annual report on Form 10-K.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
"FOR" THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

 PROPOSAL 3: APPROVE THE AMENDMENT TO THE
2008 STOCK OPTION AND INCENTIVE PLAN

(Proposal No. 3)

        Stockholders are requested in this Proposal 3 to approve an amendment to our 2008 Stock Option and Incentive Plan as amended and restated effective as of June 19, 2019 (the "2008 Plan"). The general purpose of our 2008 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. Our Board believes that the 2008 Plan advances our interests by enhancing our ability to (i) attract and retain employees, officers, non-employee directors and other individual service providers, (ii) provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries, and (iii) reward such persons for these efforts.

        As discussed below, approval of the amendment of our 2008 Plan is intended, among other things, to ensure that we have sufficient shares reserved for issuance under the 2008 Plan to provide incentives to new and existing employees and independent contractors for the next year. We are asking to increase the number of shares reserved for issuance thereunder by 1,900,000 to 4,133,333 shares.

        On March 19, 2020, the Board of Directors approved an amendment to the 2008 Plan, subject to approval at this Annual Meeting by our stockholders, to increase the number of shares reserved for issuance thereunder by 1,900,000 to 4,133,333 shares.

        If our stockholders do not approve the amendment of the 2008 Plan, we will continue to operate the 2008 Plan under its current provisions.

        Immediately below is a summary of the 2008 Plan and a discussion of the federal income tax consequences of the issuance and exercise of incentives under the 2008 Plan to recipients and to us. This summary of the 2008 Plan is qualified entirely by reference to the complete text of the 2008 Plan, a copy of which is attached to this proxy statement as Appendix A and the complete text of the amendment to the 2008 Plan, a copy of which is attached to this proxy statement as Appendix B.

Description of the 2008 Plan

        The 2008 Plan may be administered by the Board of Directors, or the compensation committee or similar committee of the Board of Directors (the "administrator"). The administrator, at its discretion, may grant a variety of stock incentive awards based on our Common Stock. Awards under the 2008 Plan include stock options (both incentive options and non-qualified options), stock appreciation rights, restricted stock, deferred stock, cash-based awards, performance shares, unrestricted stock and dividend equivalent rights. These awards are described in greater detail below.

        The maximum number of shares of Common Stock that can be issued under the 2008 Plan is 2,233,333 shares. Based solely upon the closing price of the Common Stock as reported by NASDAQ on April 8, 2020, the maximum aggregate market value of the securities to be issued under the 2008 Plan would be $4.0 million. If this amendment is approved, the maximum number of shares of Common Stock issuable under the 2008 Plan will increase from 2,233,333 shares to 4,133,333 shares. For years, we have successfully used stock options to attract, retain and motivate employees in a highly competitive marketplace. Option grants have been given to a broad base of employees and Named Executive Officers. We believe that our stock option program has been very successful over the years in motivating our employees while enhancing shareholder value and therefore it is very valuable to us that we be able to continue offering option grants.

        The shares issued by Celldex under the 2008 Plan may be authorized but unissued shares, or shares reacquired by Celldex (subject to the limitation set forth below). For purposes of determining the aggregate number of shares of common stock that may be issued under the 2008 Plan, the following shares will be counted as issued and, therefore, may not be made subject to new awards under the 2008 Plan:

  •
  shares of common stock repurchased by us with option proceeds;

  •
  shares of common stock that are tendered (by either actual delivery or attestation) or withheld to either pay the exercise price of a stock option granted under the 2008 Plan or to satisfy tax withholding obligations associated with an award granted under the 2008 Plan; and

  •
  shares of common stock that are covered by stock appreciation rights to the extent that such stock appreciation rights are exercised and settled in shares of common stock, whether or not shares of common stock are actually issued to the grantee upon such exercise.

        The 2008 Plan provides that the administrator may require that vesting or grants of certain awards be conditioned on the satisfaction of performance criteria that may include any of the following: (i) our return on equity, assets, capital or investment, (ii) our pre-tax or after-tax profit levels or that of any subsidiary, division, operating unit or business segment, or any combination of the foregoing; (iii) cash flow, funds from operations, year-end cash and equivalents balance or similar measure; (iv) total shareholder return; (v) changes in the market price of our stock; (vi) sales or market share; (vii) earnings per share; (viii) partnerships, collaborations, joint ventures, alliances and similar arrangements involving us; (ix) mergers, acquisitions and business combinations of or by us; or (x) our rights to intellectual property and scientific discoveries. The 2008 Plan continues to include certain provisions addressing awards intended to qualify for the exception for "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Internal Revenue Code denies a tax deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to "performance-based compensation," such as stock options and other equity awards, that satisfies certain criteria. Under the Tax Cuts and Jobs Act of 2017, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017. As a result, certain of the provisions of the 2008 Plan with respect to performance-based awards may no longer be applicable with respect to new awards.

        Plan Administration.    The 2008 Plan is administered by our Board of Directors or by the compensation committee or a similar committee of the Board of Directors. The administrator of the 2008 Plan has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of an award only upon a grantee's death, a grantee's "disability" (as defined in the 2008 Plan) or a "change of control" (as defined in the 2008 Plan) or "sale event" (as defined in the 2008 Plan) and to determine the specific terms and conditions of each award, subject to the provisions of the 2008 Plan. The administrator may delegate to the Chief Executive Officer the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and are not Covered Employees, provided that the administrator fixes the maximum number of shares that may be awarded and provides specific guidelines regarding such awards.

        Eligibility and Limitations on Grants.    Persons eligible to receive awards under the 2008 Plan are all full-time and part-time employees, officers, non-employee directors, consultants, advisors or other individual service providers of the Company. As of April 8, 2020, the Company had a total of approximately 133 full-time and part-time employees, including seven officers and nine executive officers (who are not included in the number of officers) and five non-employee directors. None of our subsidiaries has any employees, and none of the officers and directors of our subsidiaries are eligible for awards under the 2008 Plan other than those who are eligible as officers or directors of the Company. As of that date, we had approximately five consultants who we have historically granted options to, and no one in the categories of other advisors or other individual service providers. As awards under the 2008 Plan are within the discretion of the administrator, the Company cannot determine how many individuals in each of the categories described above will receive awards.

        Stock Options.    The exercise price of stock options awarded under the 2008 Plan may not be less than the fair market value of the Common Stock on the date of the option grant, except that for a grant of an incentive stock option to any employee who is an owner of more than 10 percent of the voting power of Celldex, the exercise price of stock options awarded under the 2008 Plan may not be less than 110% of the fair market value of the Common Stock on the date of the option grant. The term of each stock option may not exceed 10 years from the date of grant, except that for a grant of an incentive stock option to any employee who is an owner of more than 10 percent of the voting power of Celldex the term of each stock option may not exceed 5 years from the date of grant. The administrator will determine at what time or times each option may be exercised.

        Stock Appreciation Rights.    The administrator may award a stock appreciation right either as a freestanding award or in tandem with a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine.

        Restricted Stock.    The administrator may award shares to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Celldex through a specified restricted period.

        Deferred Stock.    The administrator may award deferred stock units to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Celldex through a specified restricted period. At the end of the deferral period, the participants shall be paid, to the extent vested, in shares.

        Unrestricted Stock.    The administrator may grant (or sell at par value or for a higher purchase price determined by the Administrator) shares that are free from any restrictions under the 2008 Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.

        Cash-Based Awards.    The administrator may in its discretion grant awards entitling the grantee to receive cash-denominated payments and determine the terms and conditions of the cash-based award. Each cash-based award will specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator. Payment with respect to a cash-based award may be made in cash or stock, as the administrator determines.

        Performance Shares.    The administrator may grant performance share awards that entitle the recipient to acquire shares of Common Stock upon the attainment of specified performance goals. The administrator determines the performance goals, performance periods and other terms of any such awards.

        Dividend Equivalent Rights.    The administrator may award a dividend equivalent right either as a freestanding award or in tandem with another award under the 2008 Plan. The administrator may award dividend equivalent rights subject to such conditions and restrictions as the administrator may determine. Dividend equivalents credited to the holder may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents.

        Tax Withholding.    Participants in the 2008 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.

        Change of Control Provisions.    Upon the occurrence of a "change in control" (as defined in the 2008 Plan), all outstanding stock options, stock appreciation rights and dividend equivalent rights will not automatically become fully exercisable and all other outstanding awards with conditions and restrictions relating solely to the passage of time and continued employment or service will not be fully vested, if provision is made in connection with the change of control for the assumption or continuation by the successor entity of such outstanding equity awards, or the substitution of such outstanding awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.

        Amendments and Termination.    The 2008 Plan is available for the grant of new awards until June 15, 2027 (or March 1, 2027 with respect to incentive stock options). In addition, the board of directors may amend or discontinue the 2008 Plan at any time, and the administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder's consent. Except in connection with a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or other similar transaction or change in our capital stock, the administrator may not, without obtaining stockholder approval, reprice or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding options with an exercise price above the current stock price in exchange for cash or securities. Additionally, stockholder approval will be required to amend the 2008 Plan if the administrator determines that this approval is required to ensure that incentive stock options qualify as such under the Code, or that compensation earned under awards qualifies as performance-based compensation under the Code or as required under the applicable securities exchange or market system rules.

Tax Aspects Under the Code

        The following is a summary of the principal federal income tax consequences of certain transactions under the 2008 Plan. It does not describe all federal tax consequences under the 2008 Plan, nor does it describe state or local tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

        If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess

(if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

        If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

        Non-Qualified Options.    No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

        The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company's Deductions

        As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 2008 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code, to the extent an exception for performance-based compensation is still applicable). Effective for taxable years beginning prior to January 1, 2018, an exception to this deduction limit applied to "performance-based compensation", such as stock options and other equity awards, that satisfies certain criteria. Under the Tax Cuts and Jobs Act of 2017, the performance-based pay exception to Section 162(m) was eliminated, but a transition rule may allow the exception to continue to apply to certain performance-based compensation payable under written binding contracts that were in effect on November 2, 2017.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2019 regarding shares of our common stock that may be issued under our existing equity compensation plans, including our 2008

Stock Option and Incentive Plan (the "2008 Plan") and our 2004 Employee Stock Purchase Plan (the "2004 ESPP Plan").

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options and rights(1)		Weighted average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
Equity compensation plans approved by security holders(2)	1,699,202	(3)	$44.87	674,422	(4)

(1)
Does not include any Restricted Stock as such shares are already reflected in our outstanding shares.

(2)
Consists of the 2008 Plan and the 2004 ESPP Plan.

(3)
Does not include purchase rights accruing under the 2004 ESPP Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)
Includes shares available for future issuance under the 2008 Plan and the 2004 ESPP Plan of which 81,288 shares are available for grants in the form of restricted stock, deferred stock, performance shares or unrestricted stock under the 2008 Plan.

New Plan Benefits

        Incentive awards under the 2008 Plan are subject to the discretion of the Compensation Committee. Therefore, it is generally not possible to determine the incentives awards that will be granted or awarded under the 2008 Plan in the future to any person or the incentive awards that would have been granted or awarded if this amendment to our 2008 Plan had been in effect in the year ended December 31, 2019. However, irrespective of whether the amendment to our 2008 Plan is approved, we expect to issue options to each of our non-employee directors following the Annual Meeting in accordance with our non-employee director compensation policy, which is described in more detail in the section titled "Director Compensation." Furthermore, information about awards granted in 2019 to our Named Executive Officers can be found in the table under the heading "Grants of Plan-Based Awards" in the section titled "Executive Compensation."

Vote Required

        The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the amendment of our 2008 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
APPROVAL OF THE AMENDMENT TO OUR 2008 STOCK OPTION AND INCENTIVE PLAN.

 PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal No. 4)

        Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission's rules.

        As described in detail under the heading "Compensation of Executive Officers—Compensation Discussion and Analysis," our executive compensation programs are designed to retain and incentivize the high quality executives whose efforts are key to our long-term success. Under these programs, our Named Executive Officers are rewarded on the basis of individual and corporate performance measured against established corporate and strategic goals. Please read the section of this proxy statement under the heading "Compensation of Executive Officers—Compensation Discussion and Analysis" for additional details about our executive compensation programs, including information about the fiscal year 2019 compensation of our Named Executive Officers.

        The Compensation Committee of our Board of Directors continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

        We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote "FOR" the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure is hereby APPROVED."

        The say-on-pay vote is advisory, and therefore not binding on Celldex Therapeutics, the Compensation Committee or our Board of Directors. Nevertheless, our Board of Directors and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements.

        Stockholder approval of this Proposal No. 4 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE "FOR" THIS PROPOSAL NO. 4.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2021 Annual Meeting

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Celldex's proxy statement and form of proxy for our 2021 Annual Meeting must be received by Celldex on or before December 30, 2020 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.

        Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder's notice shall be timely received by Celldex at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder's notice shall be timely if received by Celldex at our principal executive office not later than the close of business on the later of (i) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (ii) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by Celldex. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.

WHERE YOU CAN FIND ADDITIONAL INFORMAITON

        The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. The SEC's website contains reports, proxy statements and other information regarding issuers, such as Celldex Therapeutics, Inc., that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC's Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

        The SEC allows the Company to "incorporate by reference" certain information the Company files with it, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and information that the Company files later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We are incorporating by reference the following, which include the information required by Item 13(a) of Schedule 14A in connection with Proposal 3:

  •
  Sections of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 7, 2019: "Part II. Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations," "Part II. Item 8—Financial Statements and Supplementary Data," "Part II. Item 7A—Quantitative and Qualitative Disclosure About Market Risk" and "Part II. Item 9—Changes in and Disagreements With Accountants on Accounting and Financial Disclosure."

        In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

        Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to our Corporate Secretary at Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. A request for copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 21, 2020.

 OTHER MATTERS

        As of the date of this proxy statement, the Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ SAM MARTIN Secretary

Hampton, NJ
May 4, 2020

 Appendix A

CELLDEX THERAPEUTICS, INC.
2008 STOCK OPTION AND INCENTIVE PLAN
as amended and restated, effective as of June 15, 2017

        Section 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Celldex Therapeutics, Inc. 2008 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Celldex Therapeutics, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Agreement" means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment. "Change of Control" is defined in Section 20.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Date of Grant" means the date on which an Award under the Plan is granted by the Administrator, or such later date as the Administrator may specify to be the effective date of an Award.

        "Deferred Stock Award" means an Award of phantom stock units to a grantee.

        "Disability" means a grantee being considered "disabled" within the meaning of Section 409A and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the amended and restated Plan is approved by stockholders as set forth in Section 22.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of a share of Stock shall be, as applied to a specific date (i) the closing price of a share of Stock as of the date of determination on the principal established stock exchange or national market system on which the Stock is then traded (or, if there is no trading in the Stock as of such date, the closing price of a share of Stock on the most recent date preceding the date of determination on which trades of the Stock were recorded), or (ii) if the shares of Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market as of the date of determination (or, if there are no closing bid and asked prices for the shares of Stock as of such date, the average of the closing bid and the asked prices for the shares of Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Stock as determined by the Administrator in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Performance-Based Award" means any Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees which may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations, year-end cash and equivalents balance or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; (vii) earnings per share; (viii) partnerships, collaborations, joint ventures, alliances and similar arrangements involving the Company; (ix) mergers, acquisitions and business combinations of or by the Company; or (x) the Company's rights to intellectual property and scientific discoveries.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance

Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award.

        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

        "Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder. "Stock" means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

        Section 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

          (a)    Administration of Plan.     The Plan shall be administered by the Administrator. To the extent advisable or otherwise required by applicable law, regulation or rule, it is intended that each member of the Administrator shall qualify as (i) a "non- employee director" under Rule 16b-3, (ii) an "outside director" under Section 162(m) of the Code and the regulations thereunder and (iii) an "independent director" under the rules of any national securities exchange on which the shares of Stock are then listed. If it is later determined that one or more members of the Administrator do not so qualify, actions taken by the Administrator shall be valid despite such failure to qualify.

          (b)    Powers of Administrator.     The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

              (i)  to select the individuals to whom Awards may from time to time be granted;

             (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

            (iii)  to determine the number of shares of Stock to be covered by any Award;

            (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

             (v)  to accelerate the exercisability or vesting of all or any portion of any Award upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event;

            (vi)  subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

           (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

          All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

          (c)    Delegation of Authority to Grant Options.     Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

          (d)    Award Agreement.     Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award, the provisions applicable in the event employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

          (e)    Indemnification.     Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

        Section 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

          (a)    Stock Issuable.     The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 20,000,000 shares, subject to adjustment as provided in Section 3(b) (the "Share Reserve"); provided that not more than 500,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards. For purposes of this limitation, the shares of Stock underlying the Awards granted under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares (i) tendered or withheld in payment of an Option, (ii) tendered or withheld to satisfy any tax withholding obligation or (iii) repurchased by the Company with Option proceeds, shall not revert to or be added back to the Share Reserve. Further, shares of Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Stock, and whether or not shares of Stock are actually issued to the grantee upon the exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

          (b)    Changes in Stock.     Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee in one calendar year and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

          (c)    Mergers and Other Transactions.     Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation by the successor entity of Awards theretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

          (d)    Substitute Awards.     The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

        Section 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

        Section 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

          (a)    Exercise Price.     The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Date of Grant.

          (b)    Option Term.     The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Date of Grant.

          (c)    Exercisability; Rights of a Stockholder.     Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may accelerate the exercisability of all or any portion of any Stock Option upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (d)    Method of Exercise.     Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

              (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

             (ii)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

            (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

    Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

            (iv)  Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

        Section 6.    STOCK APPRECIATION RIGHTS

          (a)    Exercise Price of Stock Appreciation Rights.     The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the Date of Grant.

          (b)    Grant and Exercise of Stock Appreciation Rights.     Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

          (c)    Terms and Conditions of Stock Appreciation Rights.     Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.

        Section 7.    RESTRICTED STOCK AWARDS

          (a)    Nature of Restricted Stock Awards.     The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

          (b)    Rights as a Stockholder.     Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

          (c)    Restrictions.     Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

          (d)    Vesting of Restricted Stock.     The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

        Section 8.    DEFERRED STOCK AWARDS

          (a)    Nature of Deferred Stock Awards.     The Administrator shall determine the restrictions and conditions applicable to each Deferred Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Notwithstanding the foregoing, in the event that any such Deferred Stock Award granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Deferred Stock Award granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Deferred Stock Award with a time-based restriction may become vested incrementally over such three-year period. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be settled in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

          (b)    Election to Receive Deferred Stock Awards in Lieu of Compensation.     The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

          (c)    Rights as a Stockholder.     A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Deferred Stock Award; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

          (d)    Termination.     Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        Section 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

        Section 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

        Section 11.    PERFORMANCE SHARE AWARDS

          (a)    Nature of Performance Share Awards.     The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

          (b)    Rights as a Stockholder.     A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

          (c)    Termination.     Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        Section 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

          (a)    Performance-Based Awards.     Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Deferred Stock Award, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below.

          (b)    Grant of Performance-Based Awards.     With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

          (c)    Payment of Performance-Based Awards.     Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

          (d)    Maximum Award Payable.     The maximum Performance-Based Award payable to any one Covered Employee under the Plan in respect of any calendar year is (i) 250,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) for a Performance-Based Award that is a Restricted Stock Award, Deferred Stock Award or Performance Share Award and (ii) $1,000,000 in value for a Performance-Based Award that is a Cash-Based Award. In the case of Performance Goals based on Performance Cycles beginning and ending in different calendar years, the number of shares of Stock or cash amount which is paid in respect of each calendar year during the Performance Cycle shall be determined by multiplying the total number of shares of Stock or cash amount, as applicable, paid for the Performance Cycle by a fraction, of which (i) the numerator is the number of days during the Performance Cycle in that particular calendar year, and (ii) the denominator is the total number of days during the Performance Cycle. The limitations in this Section 12(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code and the regulations thereunder.

        Section 13.    DIVIDEND EQUIVALENT RIGHTS

          (a)    Dividend Equivalent Rights.     A Dividend Equivalent Right may be granted hereunder to any grantee as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

          (b)    Interest Equivalents.     Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

          (c)    Termination.     Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 18 below, in writing after the Award Agreement is issued (but in such case only with respect to acceleration of vesting upon (1) a grantee's death, (2) a grantee's Disability, or (3) a Change of Control or Sale Event), a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of a Deferred Stock Award, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        Section 14.    TRANSFERABILITY OF AWARDS

          (a)    Transferability.     Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

          (b)    Administrator Action.     Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

          (c)    Family Member.     For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in- law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

          (d)    Designation of Beneficiary.     Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

        Section 15.    TAX WITHHOLDING

          (a)    Payment by Grantee.     Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

          (b)    Payment in Stock.     Subject to approval by the Administrator, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

        Section 16.    SECTION 409A AWARDS.

        To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Administrator in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A.

        Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Administrator, in its sole discretion, to not comply with the requirements of Section 409A or an exemption thereto, the Administrator shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Administrator deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a grantee, subject to the limitations, if any, of applicable law. To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any grantee by Section 409A or any damages for failing to comply with Section 409A.

        Section 17.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

          (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

        Section 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall

          (a)   adversely affect rights under any outstanding Award without the holder's consent or (b) except as provided in Section 3(b) or 3(c), without the prior approval of the Company's stockholders, (1) reduce the exercise price of or otherwise reprice, including through replacement grants, any outstanding Stock Option or Stock Appreciation Right or (2) cancel in exchange for, or otherwise exchange for, cash or other securities any outstanding Stock Option or Stock Appreciation Right with an exercise price at or above the then-current Fair Market Value of the Stock. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

        Section 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

        Section 20.    CHANGE OF CONTROL PROVISIONS

        Upon the occurrence of a Change of Control as defined in this Section 20:

          (a)   Unless provision is made in connection with the Change of Control for the assumption or continuation by the successor entity of Awards theretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree, each outstanding Stock Option, Stock Appreciation Right and Dividend Equivalent Right shall automatically become fully exercisable.

          (b)   Unless provision is made in connection with the Change of Control for the assumption or continuation by the successor entity of Awards theretofore granted, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares as such parties shall agree, (i) conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award Agreement.

          (c)   "Change of Control" shall mean the occurrence of any one of the following events:

              (i)  any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

             (ii)  persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

            (iii)  the consummation of (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or

            (iv)  the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

        Section 21.    GENERAL PROVISIONS

          (a)    No Distribution.     The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

          (b)    Delivery of Stock.    Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator). Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All shares of Stock delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

          (c)    Stockholder Rights.     Until Stock is deemed delivered in accordance with Section 21(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

          (d)    Other Compensation Arrangements; No Employment Rights.     Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

          (e)    Trading Policy Restrictions.     Option exercises and other Awards under the Plan shall be subject to such Company's insider trading policy and procedures, as in effect from time to time.

          (f)    Forfeiture of Awards under Sarbanes-Oxley Act.     If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes- Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

        Section 22.    EFFECTIVE DATE OF PLAN

        This amended and restated Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the amended and restated Plan is approved by the Board.

        Section 23.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

ADOPTION AND APPROVAL OF PLAN (AS AMENDED AND RESTATED):
Date Amended and Restated Plan Adopted by Board: April 17, 2015
Date Amended and Restated Plan Adopted by Stockholders/Effective Date: June 10, 2015
Date Amendment Adopted by Board: March 1, 2017
Date Amendment Adopted by Stockholders/Effective Date: June 15, 2017

 AMENDMENT TO
CELLDEX THERAPEUTICS, INC.
2008 STOCK OPTION AND INCENTIVE PLAN
as amended and restated effective June 15, 2017

        A.    The Celldex Therapeutics, Inc. 2008 Stock Option and Incentive Plan (the "Plan") is hereby amended by the Board of Directors of Celldex Therapeutics, Inc. (the "Company"), subject to approval of the Company's stockholders, to among other things, increase the aggregate number of shares authorized for issuance under the Plan by 900,000 shares of common stock, par value $0.01 per share, of the Company, as follows:

          1      Section 3(a) of the Plan is hereby amended and restated in its entirety as follows:

            "(a) Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,233,333 shares, subject to adjustment as provided in Section 3(b) (the "Share Reserve"); provided that not more than 100,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards. For purposes of this limitation, the shares of Stock underlying the Awards granted under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares (i) tendered or withheld in payment of an Option, (ii) tendered or withheld to satisfy any tax withholding obligation or (iii) repurchased by the Company with Option proceeds, shall not revert to or be added back to the Share Reserve. Further, shares of Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Stock, and whether or not shares of Stock are actually issued to the grantee upon the exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company."

          2      Section 21 of the Plan is hereby amended as follows to add a new subsection (g):

            "(g) Dividends.    Notwithstanding anything in this Plan to the contrary, the Company shall not pay dividends with respect to any unvested Award (including, without limitation, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, and Performance Share Awards). A Restricted Stock Award may provide that any dividends which would otherwise be payable on Restricted Stock shall accrue on such shares of Restricted Stock and shall be payable only upon vesting of the shares subject to the Restricted Stock Award to which they relate."

        B.    Except as amended herein, the Plan is confirmed in all other respects.

Date Amendment Adopted by the Board: March 14, 2019

Date Amendment Adopted by Stockholders/Effective Date: June 19, 2019

 Appendix B

AMENDMENT TO
CELLDEX THERAPEUTICS, INC.
2008 STOCK OPTION AND INCENTIVE PLAN
as amended and restated effective June 15, 2017

        A.    The Celldex Therapeutics, Inc. 2008 Stock Option and Incentive Plan (the "Plan") is hereby amended by the Board of Directors of Celldex Therapeutics, Inc. (the "Company"), subject to approval of the Company's stockholders, to among other things, increase the aggregate number of shares authorized for issuance under the Plan by 1,900,000 shares of common stock, par value $0.001 per share, of the Company, as follows:

          1      Section 3(a) of the Plan is hereby amended and restated in its entirety as follows:

            "(a) Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,133,333 shares, subject to adjustment as provided in Section 3(b) (the "Share Reserve"); provided that not more than 100,000 shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, Deferred Stock Awards or Performance Share Awards. For purposes of this limitation, the shares of Stock underlying the Awards granted under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares (i) tendered or withheld in payment of an Option, (ii) tendered or withheld to satisfy any tax withholding obligation or (iii) repurchased by the Company with Option proceeds, shall not revert to or be added back to the Share Reserve. Further, shares of Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Stock, and whether or not shares of Stock are actually issued to the grantee upon the exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more 500,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company."

        B.    Except as amended herein, the Plan is confirmed in all other respects.

Approved by the Board of Directors on March 19, 2020.

Approved by Stockholders on [    •    ], 2020

B-1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 17, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CLDX2020 CELLDEX THERAPEUTICS, INC. PERRYVILLE III BUILDING 53 FRONTAGE ROAD, SUITE 220 HAMPTON, NJ 08827 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 17, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01) Karen L. Shoos 06) Harry H. Penner, Jr. 02) Anthony S. Marucci 03) Keith L. Brownlie 04) Herbert J. Conrad 05) James J. Marino The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 0 0 Against 0 0 0 Abstain 0 0 0 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020. To approve an amendment to our 2008 Stock Option and Incentive Plan including an increase in the number of the shares reserved for issuance thereunder by 1,900,000 shares to 4,133,333 shares. To approve, on an advisory basis, the compensation of the Company's Named Executive Officers as disclosed in this proxy statement. 3. 4. NOTE: In their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000465447_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com CELLDEX THERAPEUTICS, INC. Annual Meeting of Stockholders June 18, 2020 9:00 a.m. This proxy is solicited by the Board of Directors The undersigned hereby appoints Sam Martin and Anthony S. Marucci, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Celldex Therapeutics, Inc. held of record by the undersigned on April 21, 2020 at the Annual Meeting of Stockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/CLDX2020, on June 18, 2020 at 9:00 a.m. local time, or at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000465447_2 R1.0.1.18

QuickLinks

ABOUT THE MEETING
PROPOSAL 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED
(Proposal No. 1)
Compensation Discussion and Analysis
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Employment Agreements
Pension Benefits
Nonqualified Deferred Compensation
Potential Payments Upon Termination of Employment or Change in Control
CEO Pay Ratio
Director Compensation
Compensation Committee Interlocks and Insider Participation
Risk Considerations
COMPENSATION COMMITTEE REPORT
REPORT OF THE AUDIT COMMITTEE
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES.
PROPOSAL 2: RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020 (Proposal No. 2)
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PROPOSAL 3: APPROVE THE AMENDMENT TO THE 2008 STOCK OPTION AND INCENTIVE PLAN (Proposal No. 3)
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR 2008 STOCK OPTION AND INCENTIVE PLAN.
PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal No. 4)
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL NO. 4. STOCKHOLDER PROPOSALS
WHERE YOU CAN FIND ADDITIONAL INFORMAITON
OTHER MATTERS
  Appendix A
CELLDEX THERAPEUTICS, INC. 2008 STOCK OPTION AND INCENTIVE PLAN as amended and restated, effective as of June 15, 2017
  Section 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
  Section 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
  (a) Administration of Plan.
  (b) Powers of Administrator.
  (c) Delegation of Authority to Grant Options.
  (d) Award Agreement.
  (e) Indemnification.
  Section 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
  (a) Stock Issuable.
  (b) Changes in Stock.
  (c) Mergers and Other Transactions.
  (d) Substitute Awards.
  Section 4. ELIGIBILITY
  Section 5. STOCK OPTIONS
  (a) Exercise Price.
  (b) Option Term.
  (c) Exercisability; Rights of a Stockholder.
  (d) Method of Exercise.
  Section 6. STOCK APPRECIATION RIGHTS
  (a) Exercise Price of Stock Appreciation Rights.
  (b) Grant and Exercise of Stock Appreciation Rights.
  (c) Terms and Conditions of Stock Appreciation Rights.
  Section 7. RESTRICTED STOCK AWARDS
  (a) Nature of Restricted Stock Awards.
  (b) Rights as a Stockholder.
  (c) Restrictions.
  (d) Vesting of Restricted Stock.
  Section 8. DEFERRED STOCK AWARDS
  (a) Nature of Deferred Stock Awards.
  (b) Election to Receive Deferred Stock Awards in Lieu of Compensation.
  (c) Rights as a Stockholder.
  (d) Termination.
  Section 9. UNRESTRICTED STOCK AWARDS
  Section 10. CASH-BASED AWARDS
  Section 11. PERFORMANCE SHARE AWARDS
  (a) Nature of Performance Share Awards.
  (b) Rights as a Stockholder.
  (c) Termination.
  Section 12. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
  (a) Performance-Based Awards.
  (b) Grant of Performance-Based Awards.
  (c) Payment of Performance-Based Awards.
  (d) Maximum Award Payable.
  Section 13. DIVIDEND EQUIVALENT RIGHTS
  (a) Dividend Equivalent Rights.
  (b) Interest Equivalents.
  (c) Termination.
  Section 14. TRANSFERABILITY OF AWARDS
  (a) Transferability.
  (b) Administrator Action.
  (c) Family Member.
  (d) Designation of Beneficiary.
  Section 15. TAX WITHHOLDING
  (a) Payment by Grantee.
  (b) Payment in Stock.
  Section 16. SECTION 409A AWARDS.
  Section 17. TRANSFER, LEAVE OF ABSENCE, ETC.
  Section 18. AMENDMENTS AND TERMINATION
  Section 19. STATUS OF PLAN
  Section 20. CHANGE OF CONTROL PROVISIONS
  Section 21. GENERAL PROVISIONS
  (a) No Distribution.
  (b) Delivery of Stock.
  (c) Stockholder Rights.
  (d) Other Compensation Arrangements; No Employment Rights.
  (e) Trading Policy Restrictions.
  (f) Forfeiture of Awards under Sarbanes-Oxley Act.
  Section 22. EFFECTIVE DATE OF PLAN
  Section 23. GOVERNING LAW
AMENDMENT TO CELLDEX THERAPEUTICS, INC. 2008 STOCK OPTION AND INCENTIVE PLAN as amended and restated effective June 15, 2017
  Appendix B
AMENDMENT TO CELLDEX THERAPEUTICS, INC. 2008 STOCK OPTION AND INCENTIVE PLAN as amended and restated effective June 15, 2017